Exhibit 10.14

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of June 17, 2013, is by and among Resonant Inc., a Delaware corporation (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

A.                                The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.                                 The Company has authorized the issuance of senior secured convertible notes in the aggregate original principal amount of up to $7,000,000, in an offering on a minimum $6,500,000/ maximum $7,000,000 basis (“Offering”) in the form attached hereto as Exhibit A (the “Notes”), which Notes shall be convertible into shares of Common Stock (as defined in the Notes) (as converted, collectively, the “Conversion Shares”), in accordance with the terms of the Notes. For the avoidance of doubt, the term Notes does not include the STI Note (as defined below).

C.                                 Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the aggregate original principal amount of the Notes set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers.

D.                                At the Closing, the Company and the Buyers shall execute and deliver a Security Agreement, in the form attached hereto as Exhibit B-1 (the “Company Security Agreement”), and Resonant LLC and the Collateral Agent (as that term is defined in the Company Security Agreement) shall execute and deliver a Security Agreement, in the form attached hereto as Exhibit B-2 (the “LLC Security Agreement”), which provide for the establishment for the benefit of the holders of the Notes a first priority perfected security interest in all the assets of the Company and Resonant LLC, a wholly-owned subsidiary of the Company (the “Collateral”), as evidenced by such Security Agreements (together, the “Security Agreement” and together with the other security documents and agreements entered into in connection with this Agreement and each of such other documents and agreements, as each may be amended or modified from time to time, collectively, the “Security Documents”).

E.                                  At the Closing, Resonant LLC shall execute and deliver a Guaranty, in the form attached hereto as Exhibit C, guarantying the obligations the Company under this Agreement and the Notes (the “Guaranty”).

F.                                   At the Closing, the parties hereto shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit D (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

G.                                At the Closing, Superconductor Technologies Inc. (“STI”) will exchange all of its 300,000 Class C Units in the LLC (as hereinafter defined) for a convertible note of the Company in principal amount of $2,400,000 (the “STI Note”), which STI Note shall be secured in all of the Collateral on a pari passu basis as the Notes, and STI and the Buyers will enter into, and the Company shall acknowledge and agree to, a subordination agreement dated as of the Closing Date (as amended from time to time, the “Subordination Agreement”) pursuant to which payment of the STI Note will be subordinated to the prior payment of the Notes.

H.                                In connection with the Offering, the Company, together with MDB Capital Group, LLC (“MDB”), as the Placement Agent, have entered into an escrow agreement (the “Escrow Agreement”) with U.S. Bank National Association (the (“Escrow Agent”), to hold the Purchase Price (as hereinafter defined), until $6,500,000 or more in subscriptions for the Notes have been received in collected and good funds, to be released at the Closing to the Company, upon the consent of the Company and MDB.

I.                                      The Notes and the Conversion Shares are collectively referred to herein as the “Securities.”

J.                                      The Company is newly formed and, immediately prior to the transactions contemplated by this Agreement, acquired all of the membership interests in Resonant LLC, a California limited liability company (the “LLC” and such acquisition transaction, the “Incorporation”).

K.                                Pursuant to an Engagement Letter for Strategic Consulting Services dated as of October 31, 2012 (the “MDB Consulting Agreement”), the LLC retained MDB to provide certain consulting services, and, in connection with the Incorporation, the LLC assigned the MDB Consulting Agreement to the Company and the Company assumed the LLC’s obligations thereunder.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.                                    PURCHASE AND SALE OF NOTES.

(a)                                          Notes. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 0 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, shall purchase from the Company, on the Closing Date (as defined below), a Note in the original principal amount as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers.

(b)                                         Closing. The closing (the “Closing”) of the purchase of the Notes by the Buyers shall occur at the offices of GTC Law Group CA LLP & Affiliates, after receipt of Securities Purchase Agreements representing subscriptions for not less than $6,500,000 in principal amount of the Notes, which amount will be in collected and good funds as held by the Escrow Agent. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 0 and 7 below are satisfied or waived (or such later date as is mutually agreed to by the Company and each Buyer). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c)                                          Purchase Price.  The aggregate purchase price for the Notes to be purchased by each Buyer (the “Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers.

(d)                                        Payment of Purchase Price; Delivery of Notes. On the Closing Date, (i) each Buyer shall pay its respective Purchase Price to the Company, through the Escrow Agent for their respective Note to be issued and to be sold to such Buyer at the Closing, and (ii) the Company shall deliver to each Buyer a Note (in such amount as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers), in all cases, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.  Additionally, the Company will deliver to each Buyer of its Notes, an executed copy of this Agreement, the Company Security Agreement and the Registration Rights Agreement and the Company shall cause the LLC to deliver to the Collateral Agent (on behalf of the Buyers) an executed copy of the LLC Security Agreement and the Guaranty.

2.                                    BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants to the Company with respect to only itself that:

(a)                                           Organization; Authority. If such Buyer is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and in any event such Buyer has the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)                                          No Public Sale or Distribution. Such Buyer (i) is acquiring its Note, and (ii) upon conversion of its Note will acquire the Conversion Shares issuable upon conversion thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws; provided, however, by making the representations herein, such Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with applicable securities laws. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws.

(c)                                           Accredited Investor Status.  Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d)                                         Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(e)                                           Information; Disclosure. Such Buyer has received and read, and understands, the private placement memorandum dated June 6, 2013 and provided to the Buyers in connection with the sale of the Notes (the “Private Placement Memorandum”). Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Buyer acknowledges and agrees that the Company makes or has made no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.

(f)                                            No Governmental Review.  Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g)                                          Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement and Section 4(h) hereof: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel to such Buyer, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance and documentation as may be requested by the Company or its legal counsel that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined below) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the

Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(h)                                          Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and constitutes the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)                                              No Conflicts.  The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(j)                                  State of Residence. Such Buyer’s state of residence as set forth in column (3) of the Schedule of Buyers is correct.

3.                                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that:

(a)                                           Organization and Qualification. Each of the Company Entities is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. Each of the Company Entities is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any circumstance, change in, or effect on the Company Entities, that is, or insofar as can be reasonably foreseen, will be, materially adverse to (the business, properties, assets, liabilities, operations (including results thereof) or condition (financial or otherwise) of the Company Entities, taken as a whole; provided, however, that none of the following shall be deemed to constitute, and none of the following shall be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect: (i) changes in general economic conditions in the United States or any other country or region in the world, or changes in conditions in the global economy generally; (ii) acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region in the world; (iii) changes in generally accepted accounting principles or laws or other legal or regulatory conditions (or the interpretation thereof); (iv) changes in the general conditions in the industry in which the Company Entities operate; (v) natural disasters, weather conditions and other force majeure events; or (vi) any change directly resulting from the announcement or pendency of the transactions contemplated by this Agreement. The Company has one Subsidiary, the LLC. “Subsidiary” means any Person in which the Company, directly or indirectly, (A) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (B) controls or operates all or any part of the business, operations or administration of such Person. “Company Entities” means the Company, the LLC, and any Subsidiary hereafter created.

(b)                                          Authorization; Enforcement; Validity. The Company Entities have the requisite power and authority to enter into and perform their respective obligations under the Transaction Documents and, as applicable, to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company Entities, and the consummation by the Company Entities of the transactions contemplated thereby (including, without limitation, as applicable, the issuance of the Notes and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Notes) have been duly authorized by such Company Entity’s board of directors or other governing body, as applicable, and (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by any Company Entity, its respective boards of directors or the stockholders, members or other governing body, as applicable. The Transaction Documents will be prior to the Closing, duly executed and delivered by the Company Entities, and each constitutes the legal, valid and binding obligations of such Company Entity, enforceable against such Company Entity in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Escrow Agreement, the Notes, the Security Documents, the Guaranty, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined below), the Subordination Agreement (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time; provided, that with respect to the Company, Transaction Documents shall mean only those Transaction Documents to which the Company is a party to and, with respect to the LLC, Transaction Documents shall mean only those Transaction Documents to which the LLC is a party to .

(c)                                           Issuance of Securities. The issuance of the Notes will be duly authorized by the Company upon issuance in accordance with the terms of the Transaction Documents. The Conversion Shares, when issued upon conversion of the Notes in accordance with the terms thereof, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The Company shall have reserved from its duly authorized capital stock not less than the maximum number of

Conversion Shares issuable upon conversion of the Notes. Subject to the accuracy of the representations and warranties of the Buyers in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)                                         No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Conversion Shares, the reservation for issuance of the Conversion Shares and the granting of the security interests in the Collateral) will not (i) result in a violation of the Certificate of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein) or other organizational documents of the Company, any capital stock of the Company or Bylaws (as defined below) of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which any of the Company Entities is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of any national stock exchange or trading medium (the “Principal Market”)) applicable to the Company or by which any property or asset of any of the Company Entities is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

(e)                                           Consents.  The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Closing have been obtained or made on or prior to the Closing Date, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents, including without limitation the requirements of the Principal Market.

(f)                                            Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is now (i) an officer or director of the Company, (ii) an Affiliate (as defined below) of the Company, or (iii) to its Knowledge (as defined below), a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities and Exchange Act of 1934 Act, as amended (“1934 Act”)). The Company further acknowledges that no Buyer other than the Placement Agent is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its respective representatives. As used in this Agreement, “Knowledge” of any Person (as defined below) means the actual knowledge of such Person, and, includes, with respect to the Company, the actual knowledge of each of Terry Lingren, Robert Hammond and Neal Fenzi; “Best Knowledge” of any Person means (A) the Knowledge of such Person and (B) such Knowledge that could have been acquired by such Person after making such due inquiry and exercising such due diligence as a prudent businessperson would have made or exercised in the management of his or her business affairs in light of all the circumstances applicable thereto, including due inquiry of and by those key employees and professionals of such Person who could reasonably be expected to have Knowledge of the matters in question; “Affiliate” of a Person means any affiliate of such Person as defined in Rule 12b-2 under the 1934 Act; and “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(g)                                          No General Solicitation; Placement Agent’s Fees. Neither the Company nor any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. Other than MDB (the “Placement Agent”), which will receive a cash fee of 10% of the gross proceeds and a warrant equal to 10% of the Conversion Shares, in accordance with the terms of its Engagement Letter with the Company, the Company has not engaged any other placement agent or other agent in connection with the offer or sale of the Securities.

(h)                                          No Integrated Offering. None of the Company or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company (other than stockholder approval required under applicable corporate law) under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Affiliates, or any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i)                                              Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares may increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes is absolute and unconditional, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)                                  Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company.

(k)                                          Financial Statements.  The Company has provided to the Buyers true, correct and complete copies of the following:

(i)                                  the unaudited consolidated balance sheets of the LLC as of December 31, 2012, and the related unaudited statements of operations, members’ equity and cash flows for the fiscal year then ended (the “Annual Financial Statements”);

(ii)                              the unaudited consolidated balance sheet of the Company Entities as of March 31, 2013 (the “Latest Balance Sheet Date”), and the related consolidated statements of operations, stockholders’ equity and cash flows for the three-month period then ended (the “Interim Financial Statements” and, together with the Annual Financial Statements, the “Financial Statements”).

The Financial Statements (i) have been prepared in accordance with the books and records of the Company Entities, which books and records have been maintained in a manner consistent with historical practice and (ii) present fairly in all material respects the financial condition, results of operations and cash flows of the Company Entities as of the respective dates thereof and for the respective periods covered thereby; provided, however, that the Interim Financial Statements are subject to normal year-end adjustments, none of which are expected to be material.

(l)                                              Absence of Certain Changes. Since the date of the Interim Financial Statements, there has been no Material Adverse Effect, and none of the Company Entities has (i) declared or paid any dividends (whether by cash, property or securities), (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business, other than to effect the Incorporation or the transactions contemplated by this Agreement, or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business or other than to effect the Incorporation or the transactions contemplated by this Agreement. None of the Company Entities has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company have any Knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any Knowledge of any fact which would reasonably lead a creditor to do so.

(m)                                      No Undisclosed Events, Liabilities, Developments or Circumstances. To the Knowledge of the Company, no event, liability, development or circumstance has occurred or exists with respect to the Company or any of its business, properties, liabilities, operations (including results thereof) or condition (financial or otherwise), that could reasonably be expected to have a Material Adverse Effect.

(o)                                          Conduct of Business; Regulatory Permits. None of the Company Entities is in violation of any term of or in default under its Certificate of Incorporation or Bylaws. None of the Company Entities is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its property except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. The Company Entities possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(p)                                          Foreign Corrupt Practices.  Neither the Company Entities nor any of their respective directors, officers, agents, employees or other Persons acting on behalf of the Company Entities has, in the course of its actions for, or on behalf of, the Company Entities (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(q)                                          Transactions with Affiliates. Except as set forth in Schedule 3(q) attached to the Disclosure Letter, none of the officers, directors, employees or Affiliates of any of the Company Entities is presently a party to any transaction with any Company Entity (other than for ordinary course services as employees, officers or directors and immaterial transactions), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director, employee or Affiliate or, to the Knowledge of the Company, any corporation, partnership, trust or other Person in which any such officer, director, employee or Affiliate has a substantial interest or is an employee, officer, director, trustee or partner.

(r)                                             Equity Capitalization.  As of the date hereof, the authorized capital stock of the Company consists solely of 10,000,000 shares of Common Stock, of which, 999,999 are issued and outstanding and 969,999 shares are reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Notes). No approval of the stockholders is required for the issuance of the Notes or the Conversion Shares or any of the Convertible Securities. No shares of Common Stock are held in treasury. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and non-assessable.  Schedule 3(r) attached to the Disclosure Letter sets forth all of the shares of the Company’s issued and outstanding Common Stock on the date hereof that are owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company. Except as set forth on Schedule 3(r) attached to the Disclosure Letter, to the Company’s Knowledge, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding in the private placement documentation that such identified Person is a 10% stockholder for purposes of federal securities laws). Except as set forth on Schedule 3(r) attached to the Disclosure Letter, (i) None of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company (other than as provided herein); (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company (except pursuant to a warrant to be issued pursuant to the MDB Consulting Agreement (the “MDB Consulting Warrant”), pursuant to the compensation warrant to be issued to MDB in connection with the Offering (the “MDB Offering Warrant”), and pursuant to the STI Note); (iii) other than the unsecured debt due under the $200,000 interim bridge loans to the Company’s founders, which is being retired at Closing (the “Founder Bridge Loans”), the STI Note or other Indebtedness listed on Schedule 3(r) attached to the Disclosure Letter, there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or by which the Company is or may become bound; (iv) there are no financing statements or security agreements securing obligations in any amounts filed in connection with the Company; (v) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the 1933 Act (except pursuant to the Registration Rights Agreement and a Registration Rights Agreement with MDB); (vi) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (viii) the Company has not issued any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has furnished to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

(s)                                            Indebtedness and Other Contracts. Except as disclosed on Schedule 3(s)(i) attached to the Disclosure Letter, and other than the Notes, the Founder Bridge Loans, and the STI Note, none of the Company Entities (i) has any outstanding Indebtedness (as defined below),

(ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. (A) “Indebtedness” of any Person means, without duplication (I) all indebtedness for borrowed money, (II) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (III) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (IV) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (V) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (VI) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (VII) all indebtedness referred to in clauses (I) through (VI) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (VIII) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (I) through (VII) above; and (B) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(t)                                             Absence of Litigation. There is no action, suit or proceeding before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Knowledge of the Company, threatened against or affecting the Company Entities, the Common Stock or any of the Company’s officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company Entities. There has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the SEC or other United States governmental agency involving the Company or any current or former director or officer of the Company.

(u)                                          Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)                                          Employee Relations.   None of the Company Entities is a party to any collective bargaining agreement or employs any member of a union. The Company believes that the Company Entities’ relations with their respective employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of any of the Company Entities has notified the Company Entities that such officer intends to leave the Company Entities or otherwise terminate such officer’s employment with the Company Entities. No executive officer or other key employee of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company to any liability with respect to any of the foregoing matters.  The Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)                                      Title. The Company Entities have good and marketable title in fee simple to all real property, and have good and marketable title to all personal property, owned by them which is material to the business of the Company, in each case, free and clear of all liens, encumbrances and defects except (i) Permitted Encumbrances (as defined in Section 3(ll)), (ii) as disclosed in Schedule 3(w) attached to the Disclosure Letter, or (iii) such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company Entities. Except as disclosed in Schedule 3(w) attached to the Disclosure Letter, any real property and facilities held under lease by the Company Entities is held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company Entities.

(x)                                          Intellectual Property Rights. To the Knowledge of the Company, the Company Entities own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”), in each case, that are necessary to conduct their business as now conducted and as presently proposed to be conducted. None of the Company Entities’ registered Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three (3) years from the date of this Agreement.  The Company has no Knowledge of any infringement by any Company Entity of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the Knowledge of the Company, being threatened, against any Company Entity regarding its Intellectual Property

Rights.  The Company has no Knowledge of any facts or circumstances that might give rise to any of the foregoing claims, actions or proceedings. Each Company Entity has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights.

(y)                                          Environmental Laws. Each Company Entity (i) is in compliance with all Environmental Laws (as defined below), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z)                                           Reserved.

(aa)                                    Tax Status. Each Company Entity (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and, to the Company’s Knowledge, there is no reasonable basis for any such claim.  The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(bb)                      Internal Accounting and Disclosure Controls. he Company uses good faith efforts to maintain internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes, taking into account the limited resources of the Company as a development-stage business, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  The Company has not received any notice or correspondence from any accountant or other

Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company.

(cc)                                    Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship involving the Company in respect of an off balance sheet entity that either (i) would be required to be disclosed by the Company in a 1934 Act filing or  (ii) otherwise could be reasonably likely to have a Material Adverse Effect.

(dd)                                Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or  “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ee)                                    U.S. Real Property Holding Corporation.  The Company is not, and has never been, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

(ff)                                      Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(gg)                                  Bank Holding Company Act.  The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) or to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Company nor any of its Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(hh)                                  Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(ii)                                          Public Utility Holding Act.  The Company is not a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(jj)                                          Federal Power Act.  The Company is not subject to regulation as a “public utility” under the Federal Power Act, as amended.

(kk)                                  No Additional Agreements. The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(ll)                                          Real Property. Except as set forth on Schedule 3(ll) attached to the Disclosure Letter, the Company holds good title to all real property, leases in real property, or other interests in real property stated as owned or held by the Company (the “Real Property”). The Real Property is free and clear of all mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Encumbrances”) and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (i) Encumbrances for taxes, government assessments, and other similar charges, and charges and claims for labor, materials, and supplies, in each case not yet due and payable or being contested in good faith by appropriate proceedings and for which there are adequate reserves on the Company’s books; (ii) workers or unemployment compensation liens arising in the ordinary course of business; (iii) carrier’s, mechanic’s, materialman’s, supplier’s, vendor’s, landlord’s, or similar liens arising in the ordinary course of business securing amounts that are not delinquent or past due or that are being contested in good faith by appropriate proceedings; (iv) Encumbrances relating to purchase money security interests arising in the ordinary course of business; (v) building restrictions, zoning and other government ordinances, easements, rights of way, and other restrictions of legal record, and minor defects and irregularities in title, affecting real property which may or may not be revealed by a survey and would not, individually or in the aggregate, materially interfere with the value or usefulness of such real property to the business; (vi) Encumbrances securing obligations of Company Entities under real property leases; (vii) banker’s liens imposed by law, including liens in favor of collecting banks arising under Section 4-210 of the Uniform Commercial Code; (viii) liens and security interests on deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (ix) licenses of a Company Entity’s Intellectual Property Rights (as defined below) entered into in the ordinary course of business; (x) Encumbrances in the Collateral in favor of the holders of the STI Note; and (xi) Encumbrances granted to the Escrow Agent pursuant to the Escrow Agreement (collectively, “Permitted Encumbrances”).

(mm)                          Fixtures and Equipment. Except as disclosed on Schedule 3(mm) attached to the Disclosure Letter, the Company has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s business in the manner as conducted prior to the Closing. The Company owns all of its Fixtures and Equipment free and clear of all Encumbrances except for Permitted Encumbrances.

(nn)                                  Illegal or Unauthorized Payments; Political Contributions.  None of (i) the Company Entities, (ii) to the Company’s Best Knowledge, any of the officers or directors of the Company Entities, or (iii) to the Company’s Knowledge, any of the employees, agents or other representatives of the Company or any other business entity or enterprise with which the Company is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (A) as a kickback or bribe to any Person or (B) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company.

(oo)                                  Money Laundering. The Company is in compliance with, and has not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(pp)                                  Ranking of Notes. No Indebtedness of the Company, at the Closing, will be senior to, or pari passu with, the Notes, whether with respect to priority of security interest, payment or redemptions, interest, damages, upon liquidation or dissolution or otherwise; provided, however, that the STI Note shall be pari passu with the Notes to the extent provided for in the Subordination Agreement.

(qq)                                  Disclosure.  The Private Placement Memorandum, including the financial projections contained therein, was prepared by the management of the Company in a good faith effort to describe the Company Entities. The assumptions applied in preparing the Private Placement Memorandum were reasonable to such management as of the date thereof. Neither this Agreement or any other Transaction Document, nor any of the Schedules or Exhibits attached hereto or thereto, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements made herein or therein, taken as a whole, in the light of the circumstances under which they were made, not misleading as of the date hereof. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.                                    COVENANTS.

(a)                                           Best Efforts. Each Buyer shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 0 of this Agreement. The Company shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b)                                          Form D and Blue Sky.  The Company shall file a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, foreign, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers.

(c)                                           Reporting Status. After the date, if any, on which the Company becomes an issuer subject to the reporting requirements of the 1934 Act and until the date on which the Buyers shall have sold all of the Registrable Securities (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and except as a result of a sale of the Company or equivalent transaction approved by the Board the Company shall not intentionally terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(d)                                         Use of Proceeds. The Company shall use the proceeds from the sale of the Securities for working capital, product development, and general corporate purposes, to pay off the Founder Bridge Loans, to satisfy the Company’s obligation to reimburse STI for legal fees incurred by it in connection with the transactions contemplated by this Agreement and previous financings of the Company, and to pay fees and expenses incurred in connection with the transactions contemplated by this Agreement. Without limiting the foregoing, except as expressly set forth on Schedule 4(d) attached to the Disclosure Letter, none of such proceeds shall be used, directly or indirectly, (i) for the satisfaction of any Indebtedness of the Company (other than as contemplated by the first sentence of this Section 4(d)) or (ii) for the redemption of any securities of the Company (other than the Securities).

(e)                                           Financial Information. To the extent permitted by applicable law and the rules of any securities exchange on which the Company’s shares may be listed, the Company agrees to send the following to each Buyer after the date hereof and including during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company and (iii) copies of any notices and other information, including financial information, made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

(f)                                Listing.  In connection with the Company becoming an issuer subject to the reporting requirements of the 1934 Act, the Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) (but in no event later than the effective date of the Qualifying IPO) and shall use best efforts to maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. Once the Common Stock is listed or designated, the Company shall use best efforts to maintain the Common Stock’s listing or designation for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (each, an “Eligible Market”). Once listed, the Company shall take any action which could be reasonably expected to prevent a listing or result in the delisting or suspension of the Common Stock from an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)                                          Fees.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby (including, without limitation, any fees payable to the Placement Agent, who is the Company’s sole placement agent in connection with the transactions contemplated by this Agreement). The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.  Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(h)                                          Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, but subject to any lock-up agreement entered into pursuant to Section 4(s), the Company acknowledges and agrees that, insofar as the Company is concerned, the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. Subject to any lock-up agreement entered into pursuant to Section 4(s), the pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer making a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(i)                                              Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the maximum number of shares of Common Stock issuable upon conversion of the Notes.

(j)                                              Conduct of Business.  The business of the Company shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(k)                                          No Variable Rate Transaction.  Until the later of none of the Notes being outstanding or one year after the Company shall become an issuer reporting under the 1934 Act, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement (as defined below) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an “equity line of credit” or an “at the market offering”) whereby the Company may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights).  Each Buyer shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(l)                                  [Intentionally Omitted].

(m)                                      Participation Right. So long as the Notes are outstanding, the Company shall not, directly or indirectly, effect any (i) Subsequent Placement (as hereinafter defined) or series of Subsequent Placements whether or not related, or (ii) a Bridge Financing (as hereinafter defined), unless the Company shall have first complied with this Section 4(m). The Company acknowledges and agrees that the right set forth in this Section 4(m) is a right granted by the Company, separately, to each Buyer.

A “Subsequent Placement” shall be any transaction in which the Company sells any debt or equity or equity linked securities, in any combination, for any purpose, for gross proceeds of $250,000 or more, excluding a publicly underwritten offering of Common Stock through a registered broker-dealer, an Alternative Transaction (as defined in Section Error! Reference source not found.), a Bridge Financing and issuances of securities not made primarily for the purpose of raising working capital, such as the issuance of equity incentives to Company personnel or advisors, and the issuance of warrants or other equity “kickers” in loan or leasing transactions. For the avoidance of doubt, the issuance of securities pursuant to exercise of the MDB Consulting Warrant and the MDB Offering Warrant shall not constitute a Subsequent Placement.

A “Bridge Financing” shall be a proposed financing by the Company solely to raise working capital from the sale of debt (which, without the consent of the Required Holders (as defined in Section 4(u)) shall not be senior or pari passu to the Notes in right of payment) or equity or a combination of both by the Company which raises not more than $1,500,000 in gross proceeds consummated either (i) during the Initial Term (as hereinafter defined) but after the occurrence of an IPO Extension Event, or (ii) during the Extended Term (as hereinafter defined).

The “Initial Term” shall mean the period commencing with the initial issuance of the Notes to the Buyers and ending on the date fifteen (15) months thereafter.

The “Extended Term” ” shall mean the six (6)-month period commencing on the date fifteen (15) months following the initial issuance of the Notes to the Buyers, provided that there shall be no Extended Term unless an IPO Extension Event shall have occurred during the Initial Term.

An “IPO Extension Event” shall mean the occurrence of either of the following at a time during the Initial Term when all legal and regulatory requirements for the registration statement for the Qualifying IPO to be declared effective within 48 hours after the filing by the Company of a notice of acceleration filed with the SEC have been satisfied (other than legal and regulatory requirements that would have been satisfied but for the failure of the underwriters to take customary actions in connection with such offering): (i) MDB or another lead/managing underwriter for the Qualifying IPO (the “Underwriter”) shall notify the Company that the Underwriter does not then believe it can complete the Qualifying IPO during the Initial Term at a pre-money valuation at or above $9,000,000, or (ii) the Company shall request in writing that the Underwriter provide the Company with written confirmation that the Underwriter believes it can complete a Qualifying IPO during the Initial Term at a pre-money valuation at or above $9,000,000 and either (A) the Underwriter shall fail to provide such confirmation within three (3) Business Days after such request, or (B) the Underwriter shall provide confirmation that it cannot complete a Qualifying IPO during the Initial Term at a pre-money valuation at or above $9,000,000.

(i)                                  At least five (5) Business Days prior to any proposed or intended Subsequent Placement or Bridge Financing, the Company shall deliver to each Buyer notice of its proposal or intention to effect such a transaction (each such notice, a “Pre-Notice”). Upon the request of a Buyer within three (3) Business days after the Company’s delivery to such Buyer of the Pre-Notice, the Company shall promptly, but no later than one (1) Business day after such request, deliver to such Buyer an irrevocable notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities or property being offered (the “Offered Securities”) in a Subsequent Placement or Bridge Financing, which Offer Notice shall (A) identify and describe the Offered Securities, (B) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (C) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (D) offer to issue and sell to or exchange with such Buyer (together with the other requesting Buyers), in accordance with the terms of the Offer, 49% of the Offered Securities, provided that the portion of the 49% of the Offered Securities so offered by the Company that such Buyer shall have the right to subscribe for under this Section 4(m) shall be (1) based on such Buyer’s pro rata portion of the aggregate original principal amount of the Notes purchased hereunder by all Buyers (the “Basic Amount”), and (2) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than or not subscribe for their Basic Amounts (the “Undersubscription Amount”). Notwithstanding the above, in connection with a Bridge Financing or a Subsequent Placement, the Buyers electing to acquire their Basic Amount and any Undersubscription Amount may use the principal and interest due on the Notes as the purchase consideration, provided that the Company may increase the amount of the Offered Securities by an amount corresponding to the subscription amounts paid with the principal and interest due on the Notes and the increase will not be subject to the provisions of this Section 4(m).

(ii)                              To accept an Offer, in whole or in part, such Buyer must deliver notice to the Company prior to the end of the fifth (5th) Business Day after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then such Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), such Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary. Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to each Buyer a new Offer Notice and the Offer Period shall expire on the fifth (5th) Business Day after such Buyer’s receipt of such new Offer Notice; provided however, if the Buyers use any portion of the principal of their Notes to purchase the Offered Securities, then the Offer may be increased by such amount and there is no requirement that the Company deliver a new Offer Notice or extend the Offer Period.

(iii)                          The Company shall have one hundred twenty (120) days from the expiration of the Offer Period above (A) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by a Buyer (the “Refused Securities”) pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice and (B) if appropriate, to publicly announce (1) the execution of such Subsequent Placement Agreement, and (2) either (a) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (b) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(iv)                          In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(m)(iii) above), then such Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(m)(ii) above multiplied by a fraction, (A) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to this Section 4(m)) prior to such reduction) and (B) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(m)(i) above.

(v)                              Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, such Buyer shall acquire from the Company, and the Company shall issue to such Buyer, the number or amount of Offered Securities specified in its Notice of Acceptance. The purchase by such Buyer of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and such Buyer of a separate purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to such Buyer and its counsel.

(vi)                          Any Offered Securities not acquired by a Buyer or other Persons in accordance with this Section 4(m), subject to the provisions of 4(m)(i) above, may not be issued, sold or exchanged until they are again offered to such Buyer under the procedures specified in this Agreement.

(vii)                      The Company and each Buyer agree that if any Buyer elects to participate in the Offer, neither the Subsequent Placement Agreement or Bridge Financing with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provision whereby such Buyer shall be required to consent to any amendment to or termination of, or grant any waiver or release or the like under or in connection with, any agreement previously entered into with the Company or any instrument received from the Company (other than surrender of the Notes for cancellation or conversion, if applicable).

(viii)                  The restrictions contained in this Section 4(m) shall not apply in connection with the issuance of unregistered shares of Common Stock to a Person who enters into a strategic alliance with the Company but only if (A) such Person is, itself or through its subsidiaries, an operating or intellectual property holding company (which, for clarification purposes, does not include a Person whose principal business is the making of investments in, or the provision of capital to, other Persons) in a business or in possession of assets synergistic with the business or assets of the Company and (B) a majority of the independent directors on the board of directors of the Company determines in good faith that such strategic alliance would provide strategic benefit to the Company, provided that all such issuances after the date hereof pursuant to this clause (B) do not, in the aggregate, exceed more than 40% of the shares of Common Stock (adjusted for stock splits, stock combinations and other similar transactions occurring after the date of this Agreement) that may be issued on conversion of the Notes and the STI Note, collectively, as of the date of this Agreement. The Company shall not circumvent the provisions of this Section 4(m) by providing terms or conditions to one Buyer that are not provided to all Buyers.

(n)                                          Passive Foreign Investment Company. The Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(o)                                          Board of Directors; Size.  Not later than ninety (90) days after the issuance of the Notes, the Company will have a board of directors consisting of five (5) members, of which three (3) will be independent directors who will be mutually acceptable to the Company and MDB.

(p)                                          Intellectual Property Strategy.  Until twelve (12) months after the Qualifying IPO, the Company will pursue an intellectual property strategy reasonably acceptable to MDB.

(q)                                          Incentive Equity. Until one year after the Company becomes an issuer reporting under the 1934 Act, without the approval of MDB, the Company will not amend any incentive stock or equity award plan to increase the number of shares subject thereto.

(r)                                             Independent Accountants.  Within three (3) months after the date of initial issuance of the Notes, the Company will engage independent certified public accountants, which firm is actively registered with the PCAOB, to perform an audit of the financial statements that would be necessary and sufficient to meet the filing requirements of a registration statement for the registration of securities of the Company either for issuance by the Company or resale of the Conversion Shares, which audit will be completed not later than seven (7) months after the date of the initial issuance of the Notes.

(s)                                            Lock Up.  In connection with any initial public offering, the Company will use its best efforts to obtain lock-up agreements from all its officers and directors, from any direct or beneficial holders of five percent (5%) or more of the shares of Common Stock of the Company, from MDB, and from any beneficial holders of shares of Common Stock who are Affiliates of MDB in respect of shares of Common Stock issued under any agreement for the provision of patent and intellectual property services and issuable or issued upon exercise of any warrants issued in connection with the offering by the Company of the Notes; the foregoing lock up to extend for a period ending on the later of (i) twelve (12) months after the effective date of the registration statement for such initial public offering and (ii) the listing of the Company’s Common Stock on a national securities exchange (as defined by SEC regulation), including any level of the NASDAQ Stock Exchange or the NYSE MKT. Additionally, the Buyers agree to enter into any lock-up agreement reasonably and customarily requested by the underwriters of any initial public offering of the securities of the Company, which lock up provisions may be for a period of up to 180 days after the effective date of the registration statement for such initial public offering.

(t)                                             IPO Commitment. The Company agrees that it will file with the Securities and Exchange Commission (“SEC”) on or before the date seven (7) months after the initial sale of the Notes to the Buyers, a registration statement on Form S-1 (or other available registration statement form), to register and sell Common Stock in an underwriting for intended gross proceeds of not less than $8,000,000, excluding any overallotment option (the “Qualifying IPO”).

(u)                                          Protective Provisions for Buyers.  So long as any of the Notes are outstanding, the Company shall obtain the written consent of the holders of the Notes representing at least 50% of the principal amount of all the Notes then outstanding (the “Required Holders”) for any of the following actions: (i) any change to the Certificate of Incorporation or Bylaws of the Company (except in connection with an Alternative Transaction (or a transaction that would be an Alternative Transaction but for the implied value of the Company equaling or exceeding $50,000,000), Subsequent Placement or Bridge Financing approved by a majority of the independent directors or as necessary or advisable to effect the Qualifying IPO); (ii) any Alternative Transaction, except during the Extended Term; (iii) any distribution, whether by way of dividend or other form of distribution, of cash, property or securities of the Company or a subsidiary; (iv) any repurchase or redemption of outstanding securities of the Company, other than the Notes, including any options, warrants and Common Stock, provided that such requirement of consent shall not apply to any repurchase governed by an equity award program adopted by the Board of Directors; (v) any action by the Company to initiate any proceeding for the liquidation or bankruptcy of the Company or the appointment of a trustee for the protection of the assets of the Company; (vi) any change in the size of the Board of Directors of the Company except as necessary or advisable to effect the Qualifying IPO; (vii) any adoption of or change in an equity award program for directors, officers, employees and consultants of the Company, any awards under which could be registered on a Form S-8 registration statement (or successor form); (viii) any transactions with affiliates, which are of the nature that if the Company were a Reporting Company would have to be disclosed in any filings with the SEC; (ix) any changes in the senior management or the compensation of senior management, unless it has been approved by a majority of the independent directors, (x) approval of the Company’s annual budget, unless approved by a majority of the independent directors; provided, however, that if such approval of the independent directors cannot be obtained within ten (10) Business Days after presentation of a proposed budget to such directors, then the consent of the Required Holders shall not be required for any annual budget that is substantially consistent with the previous year’s budget; (xi) any incurrence of Indebtedness in excess of $200,000 in the aggregate at any one time and other than a Bridge Financing or Subsequent Placement (as defined above); (xii) any change in the independent auditors to the Company, unless approved by a majority of the independent directors; and (xiii) the initiation of any litigation that, in the opinion of the board of directors, is reasonably likely to require the Company to incur more than $100,000 in fees and costs, unless such litigation has been approved by a majority of the independent directors. “Alternative Transaction” shall mean, in each case where the implied value of the Company is less than $50,000,000, (A) any sale, lease or transfer or series of sales, leases or transfers of all or substantially all of the assets of the Company; (B) any sale, transfer or issuance (or series of sales, transfers or issuances) of capital stock by the Company or the holders of capital stock of the Company that results in the inability of the holders of such capital stock immediately before such sale, transfer or issuance to designate or elect a majority of the board of directors (or its equivalent) of the Company; or (C) any merger, consolidation, recapitalization or reorganization of the Company with or into another Person (whether or not the Company is the surviving entity) that results in the inability of the holders of capital stock of the Company immediately before such merger, consolidation, recapitalization or reorganization to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company.

(v)                                          Intellectual Property Rights.  Each Company Entity shall take reasonable security measures to protect the secrecy, confidentiality and value of its Intellectual Property Rights, including by having its employees and consultants enter into customary proprietary information and invention assignment agreements.

5.                                    REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)                                           Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes in which the Company shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), the principal amount of the Notes held by such Person, the number of Conversion Shares issuable upon conversion of the Notes held by such Person.  Similarly, prior to its becoming an issuer reporting under the Securities Exchange Act of 1934, as amended, the Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Common Stock that has been issued, including the name and address of each transferee.

(b)                                          Transfer Agent Instructions. Once the Company is a reporting issuer under the Securities Exchange Act of 1934, as amended, the Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent in a form acceptable to each of the Buyers (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), once it is DTC eligible, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such shares to such Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(d) below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that each Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Company’s transfer agent on each Effective Date (as defined in the Registration Rights Agreement), provided that the Buyer or its representatives and/or brokers have provided the documentation to counsel reasonably necessary or required for the basis of such legal opinion. Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company. Notwithstanding the foregoing or any other provision of this Section 5 to the contrary, the Company shall be free to take any action reasonably deemed necessary by its securities counsel to comply with any applicable securities law or securities exchange requirement, and no such action shall constitute a violation of this Agreement nor shall the Company otherwise have any liability to the Buyers with respect thereto.

(c)                                           Legends. Each Buyer understands that the Securities have been issued (or will be issued in the case of the Conversion Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear (in addition to any other legends required by the Subordination Agreement or other Transaction Documents) any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d)                                         Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that a Buyer provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Buyer provides the Company with an opinion of counsel to such Buyer, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) Business Days following the delivery by a Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Buyer as may be required above in this Section 5(d), as directed by such Buyer, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Conversion Shares, credit the aggregate number of shares of Common Stock to which such Buyer shall be entitled to such Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to such Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of such Buyer or its designee (the date by which such credit is so required to be made to the balance account of such Buyer’s or such Buyer’s nominee with DTC or such certificate is required to be delivered to such Buyer pursuant to the foregoing is referred to herein as the “Required Delivery Date”).

(e)                                           Failure to Timely Deliver; Buy-In. After the Company is an issuer subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, if the Company fails to (i) issue and deliver (or cause to be delivered) to a Buyer by the Required Delivery Date a certificate representing the Securities so delivered to the Company by such Buyer that is free from all restrictive and other legends or (ii) credit the balance account of such Buyer’s or such Buyer’s nominee with DTC for such number of Conversion Shares so delivered to the Company, then, in addition to all other remedies available to such Buyer, the Company shall pay in cash to such Buyer on each Business Day after the Required Delivery Date that the issuance or credit of such shares is not timely effected an amount equal to 2% of the product of (A) the number of shares of Common Stock not so delivered or credited (as the case may be) to such Buyer or such Buyer’s nominee multiplied by (B) the Closing Sale Price of the Common Stock on the trading day immediately preceding the Required Delivery Date. In addition to the foregoing, if the Company fails to so properly deliver such unlegended certificates or so properly credit the balance account of such Buyer’s or such Buyer’s nominee with DTC by the Required Delivery Date, and if on or after the Required Delivery Date such Buyer (or any other Person in respect, or on behalf, of such Buyer) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Buyer of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, that such Buyer so anticipated receiving from the Company without any restrictive legend, then, in addition to all other remedies available to such Buyer, the Company shall, within five (5) Business Days after such Buyer’s request and in such Buyer’s sole discretion, either (1) pay cash to such Buyer in an amount equal to such Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit such Buyer’s balance account shall terminate and such shares shall be cancelled, or (2) promptly honor its obligation to so deliver to such Buyer a certificate or certificates or credit such Buyer’s DTC account representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to such Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Conversion Shares that the Company was required to deliver to such Buyer by the Required Delivery Date multiplied by (b) the lowest closing sale price  of the Common Stock on any Business Day during the period commencing on the date of the delivery by such Buyer to the Company of the applicable Conversion Shares and ending on the date of such delivery and payment under this clause (2).

6.                                    CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a)                                           The obligation of the Company hereunder to issue and sell the Notes to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)                                  Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii)                              The Company has received subscriptions in the form of this Agreement and like Securities Purchase Agreements for the purchase of not less than $6,500,000 in principal amount, the funds of which have been deposited in an escrow account established with U.S. Bank National Association, as the Escrow Agent, pursuant to the terms of the Escrow Agreement.

(iii)                          Such Buyer and each other Buyer shall have delivered to the Escrow Agent on behalf of the Company the Purchase Price for the Note being purchased by such Buyer at the Closing by check in collected funds through the Escrow Agent or wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iv)                          The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

7.                                    CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

(a)                                           The obligation of each Buyer hereunder to purchase its Note at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)                                  The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer a Note (in such original principal amount as is set forth across from such Buyer’s name in column (3) of the Schedule of Buyers) being purchased by such Buyer at the Closing pursuant to this Agreement.

(ii)                              The Company has received subscriptions in the form of this Agreement and like Securities Purchase Agreements for the purchase of not less than $6,500,000 in principal amount, the funds of which have been deposited in an escrow account established with U.S. Bank National Association, as the Escrow Agent, pursuant to the terms of the Escrow Agreement.

(iii)                          Such Buyer shall have received an opinion of GTC Law Group CA LLP & Affiliates, the Company’s counsel, dated the date of the issuance of the Note to such Buyer, stating that the Company is duly incorporated, the Transaction Documents have been duly authorized, and that the Conversion Shares, if and when issued will be duly authorized, fully paid and non-assessable, which opinion may be subject to such assumptions and conditions as are normally set forth in opinions of legal counsel in respect of such matters.

(iv)                          The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company in each jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

(v)                              The Company shall have delivered to such Buyer a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within ten (10) days of the Closing Date.

(vi)                          The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the Company’s jurisdiction of incorporation within ten (10) days of the Closing Date.

(vii)                      The Company shall have delivered to such Buyer a copy of evidence reasonably satisfactory to such Buyer, that STI has exchanged all of its 300,000 Class C Units in the LLC for the STI Note, which shall be in similar form as the Notes and shall be secured by a perfected, first priority security interest in the Collateral but subordinated in right of payment to the Notes sold to the Buyers pursuant to the Subordination Agreement.

(viii)     The Company shall have delivered to such Buyer a fully executed copy of the Subordination Agreement.

(ix)       The Company shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of the Company dated as of the Closing Date, as to (A) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to such Buyer, (B) the Certificate of Incorporation of the Company and (C) the Bylaws of the Company as in effect at the Closing.

(x)        The Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form acceptable to such Buyer.

(xi)       The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

(xii)      No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xiii)     Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xiv)     In accordance with the terms of the Security Documents, the Company shall have delivered to such Buyer copies of appropriate financing statements on Form UCC-1 to be duly filed in such office or offices and in the offices of the United States Patent and Trademark Office as may be necessary or, in the opinion of the Buyers, desirable to perfect the security interests purported to be created by each Security Document.

(xv)      Within two (2) Business Days prior to the Closing, the Company shall have delivered or caused to be delivered to each Buyer (A) true copies of UCC search results, listing all effective financing statements which name as debtor the Company filed in the prior five (5) years to perfect an interest in any assets thereof, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Buyers, shall cover any of the Collateral (as defined in the Security Documents) and the results of searches for any tax lien and judgment lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Buyers shall not show any such Liens (as defined in the Security Documents); and (B) a perfection certificate, duly completed and executed by the Company, in form and substance satisfactory to the Buyers.

(xvi)     The Company shall not have amended, modified, waived compliance with or terminated, revoked or rescinded in any manner or respect (and the Company shall not have taken any action, or permitted any action to be taken (whether through the Company’s inaction or otherwise), that has a similar effect to any of the foregoing) any provision of any of material agreements and all of such agreements shall be in full force and effect.

(xvii)    The Company shall have delivered to such Buyer a letter dated as of the Closing Date, in the form acceptable to such Buyer, executed by the Company (the “Disclosure Letter”); and

(xviii)   The Company shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.         TERMINATION.

In the event that the Closing shall not have occurred with respect to a Buyer prior to the Closing Date, as it may be extended, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (a) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (b) the abandonment of the sale and purchase of the Notes shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described in Section 4(g) above. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

This Agreement also will terminate if the Placement Agent and the Company give notice to the Escrow Agent of the termination of the Offering before the Closing Date, as it may be extended, and will terminate if the Escrow Agent has not received an aggregate of $6,500,000 in collected and good funds subject to the Escrow Agreement and the Company has not otherwise met the conditions for the release of the Purchase Price as provide in the Escrow Agreement on or before the Closing Date, as it may be extended.

Upon any termination of this Agreement, the Buyer will be paid the Purchase Price deposited with the Escrow Agent, in accordance with the terms of the Escrow Agreement, without any deduction or set off.

9.         MISCELLANEOUS.

(a)           Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)           Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)           Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.”  The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)          Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company, or payable to or received by any of the Buyers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant to the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, the Company and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e)           Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Company, their Affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company prior to the date hereof with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and any Buyer, or any instruments any Buyer received from the Company prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such amendment shall be effective to the extent that it (i) applies to less than all of the holders of the Securities then outstanding or (ii) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (B) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration also is offered to all of the parties to such Transaction Document. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise. As a material inducement for each Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

(f)           Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, if delivered personally; (ii) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient) and (iv) if sent by overnight courier service, one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Resonant Inc.

460 Ward Drive, Suite D

Santa Barbara CA 93111

Facsimile: NONE

E-mail: tlingren@resonantwireless.com
Attention: Chief Executive Officer

With copies (for informational purposes only) to:

460 Ward Drive, Suite D

Santa Barbara, CA 93111

Fax Number None

E-mail: dchristopher@resonantwireless.com
Attention: General Counsel; and

GTC Law Group CA LLP & Affiliates

Attention: Adam M. Klotz

Fax Number: (310) 496-1251

E-mail: aklotz@gtclawgroup.com

If to a Buyer, to its address, facsimile number or e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Golenbock Eiseman Assor Bell & Peskoe LLP
437 Madison Avenue, 40th Floor
New York, New York 10022
Facsimile:  (212) 754-0330

E-mail: ahudders@golenbock.com

cvandemark@golenbock.com
Attention:  Andrew D. Hudders, Esq.

Carl Van Demark, Esq.

or to such other address, facsimile number or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date and recipient facsimile number or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iv) above, respectively. A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (iii) above.

(g)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including, as contemplated below, any assignee of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Buyers. A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)           No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of,

nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k) or STI pursuant to Section 9(r).

(i)            Survival. The representations, warranties, agreements and covenants shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)            Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)           Indemnification.  In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and all of its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of (i) any breach of any representation or warranty made by the Company in any of the Transaction Documents, or (ii) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

(l)            Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for stock dividends, stock splits, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

(m)          Remedies.  Each Buyer and each holder of any Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)           Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)           Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

(q)           Independent Nature of Buyers’ Obligations and Rights.  The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Buyers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. The Company and each Buyer confirms that each Buyer has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Buyer, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Buyer.  It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Buyer, solely, and not between the Company and the Buyers collectively and not between and among the Buyers, except where this Agreement or another Transaction Document expressly requires collective action by the Buyers.

(r)           STI EXCULPATION AND NON-RELIANCE. THE COMPANY AND EACH BUYER AGREE AND ACKNOWLEDGE THAT, EXCEPT AS EXPRESSLY SET FORTH IN THE SUBORDINATION AGREEMENT, STI HAS NOT MADE (DIRECTLY OR INDIRECTLY) ANY REPRESENTATIONS, WARRANTIES OR ASSURANCES TO ANY BUYER UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS, INCLUDING WITHOUT LIMITATION WITH RESPECT TO EITHER (I) THE ASSETS IT CONTRIBUTED TO THE COMPANY ENTITIES OR (II) THE PRIVATE PLACEMENT MEMORANDUM. NEITHER THE COMPANY NOR ANY BUYER SHALL SEEK TO HOLD STI OR ITS OFFICERS OR DIRECTORS LIABLE FOR EITHER (A) ANY DEFAULT OR BREACH BY THE COMPANY HEREUNDER OR (B) ANY INACCURACY IN OR OMISSION FROM THE PRIVATE PLACEMENT MEMORANDUM. THIS PARAGRAPH IS FOR THE BENEFIT OF, AND IS ENFORCEABLE BY, STI.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the Buyers and the Company has caused its signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

RESONANT INC.

By:	/s/ Terry Lingren
Name: Terry Lingren
Title: Chief Executive Officer

IN WITNESS WHEREOF, each of the Buyers and the Company has caused its signature page to this Agreement to be duly executed as of the date first written above.

I REPRESENT THAT:

(A)          I HAVE READ THIS AGREEMENT, INCLUDING THE EXHIBITS AND THE PRIVATE PLACEMENT MEMORANDUM;

(B)          I UNDERSTAND THE RISK FACTORS AND LIQUIDITY LIMITATIONS OF THIS INVESTMENT;

(C)          I HAVE HAD THE OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL OF MY OWN CHOOSING IN CONNECTION WITH THIS AGREEMENT, INCLUDING THE EXHIBITS, AND MY FAILURE TO AVAIL MYSELF OF SUCH OPPORTUNITY, IF APPLICABLE, SHALL NOT DEROGATE FROM THE BINDING NATURE OF MY OBLIGATIONS UNDER THIS AGREEMENT, INCLUDING THE EXHIBITS;

(D)          I HAVE NOT RELIED ON ANY ORAL STATEMENTS MADE BY THE COMPANY, THE PLACEMENT AGENT OR EITHER OF THEIR RESPECTIVE AGENTS OR REPRESENTATIVES TO MAKE THIS INVESTMENT; AND

(E)          BY SIGNING THIS AGREEMENT, I AM REPRESENTING TO THE COMPANY AND THE PLACEMENT AGENT THAT I AM AN ACCREDITED INVESTOR.

BUYER:

/s/ *
By:

*  This signature page was executed by each Buyer listed on the Schedule of Buyers attached hereto.

SCHEDULE OF BUYERS

	Accounts	$ Investment Amt	Jurisdiction

1.	Aaron A Grunfeld	$15,000.00	CA
2.	The Law Offices of Aaron A Grunfeld and Associates Defined Benefit Pension Plan	$15,000.00	CA
3.	Allen Estrin	$10,000.00	CA
4.	Andrew and Brittany Boll	$10,000.00	CA
5.	Kingdom Trust Company, Custodian, FBO Ankur Desai, Account Number 8909327625	$20,000.00	CA
6.	Benjamin King	$10,000.00	CA
7.	Benjamin L. Padnos	$60,000.00	CA
8.	Jeffrey & Margaret Padnos 2010 Generation Trust FBO Rebecca Padnos	$25,000.00	CA
9.	Jeffrey & Margaret Padnos 2010 Generation Trust FBO Joshua Padnos	$25,000.00	CA
10.	Jeffrey & Margaret Padnos 2010 Generation Trust FBO Samuel Padnos	$25,000.00	CA
11.	Jeffrey & Margaret Padnos 2010 Generation Trust FBO Benjamin Padnos	$50,000.00	CA
12.	Raymond J. McCluskey	$50,000.00	NY
13.	William M. Noble, Jr.	$50,000.00	TX
14.	Equity Trust Company Custodian FBO Robert C. Clifford IRA , 1.07%, Undivided Interest	$75,000.00	CA
15.	1999 Clifford Family Trust DTD 12-22-1999, Robert C. Clifford and Rachel L. Clifford Co-TTEES	$25,000.00	CA
16.	Robert J Kammer Revocable Living Trust, Robert Kammer TTEE	$75,000.00	CO
17.	Caisson Breakwater Fund, LP	$125,000.00	NY
18.	Caisson Breakwater Fund, Ltd.	$50,000.00	NY
19.	Handler Revocable Trust, Brad Handler TTEE	$50,000.00	CA
20.	The Levy Family Trust, Brian Levy TTEE	$10,000.00	CA
21.	Brian Weitman	$75,000.00	CA
22.	Bristol Investment Fund, Ltd.	$150,000.00	CA
23.	Thomas Bruce Johnston	$75,000.00	TX
24.	Cameron Broumand	$25,000.00	CA
25.	Chris Achar	$15,000.00	CA
26.	Craig Taines	$15,000.00	CA
27.	Equity Trust Company Custodian FBO Daniel Landry IRA , 0.286%, Undivided Interest	$20,000.00	CA

28.	Daniel Padnos	$25,000.00	MI
29.	Shea Family Trust, Daniel Shea Trustee	$10,000.00	CA
30.	The Kingdom Trust Company, Custodian, FBO David V. Fox, IRA # 15003116	$25,000.00	TX
31.	Thiwtlig Management LLC	$10,000.00	TC
32.	David R. Wilmerding III	$150,000.00	MD
33.	The Alfie Trust D/O/E 5-10-2012	$15,000.00	CA
34.	BCITL Ventures, LLC	$25,000.00	CA
35.	Edgar D. Park	$10,000.00	CA
36.	Resonant Partners	$100,000.00	TX
37.	Eric C. Apfelbach	$10,000.00	WI
38.	Erick Richardson, Jr.	$195,000.00	CA
39.	Erick Richardson, Sr.	$15,000.00	CA
40.	Gary Schuman	$15,000.00	CA
41.	George and Ruth Brandon JTWROS	$15,000.00	TX
42.	John C. Goff	$150,000.00	TX
43.	Greg Suess	$15,000.00	CA
44.	Harvey Kesner	$25,000.00	NJ
45.	R. Jay Scheideman	$50,000.00	TX
46.	Jay L and Teresa Wiviott Family Trust, Separate Trust Estate for Jay L Wiviott	$40,000.00	CA
47.	Jeffrey S Padnos and Margaret M Padnos JTWROS	$50,000.00	MI
48.	Jeffrey Sperbeck 2012 Revocable Trust	$20,000.00	CA
49.	James P. Huggins Revocable Trust DTD 9-27-2001	$50,000.00	CA
50.	James P. Tierney	$40,000.00	CA
51.	Joseph C. McNamara and RoseAnn M. McNamara Co-Trustees of the McNamara Family Trust DTD 4-3-2007	$25,000.00	CA
52.	John A. Elway	$75,000.00	CO
53.	John W. Fish Jr.	$50,000.00	WI
54.	Pensco Trust Company FBO John P. Francis SEP IRA Account 060000090614	$115,000.00	CA
55.	Jonathan and Shani Padnos	$15,000.00	MI

56.	YKA Partners, LLC	$40,000.00	CA
57.	Causeway Bay Capital, LLC	$100,000.00	NV
58.	Christopher D. and Karen W. Jennings	$40,000.00	CA
59.	LKCM Technology Partnership, L.P.	$50,000.00	TX
60.	Mark L. Baum Trust DTD 5-17-2011, Mark L. Baum Trustee	$150,000.00	CA
61.	Matthew Hayden	$75,000.00	CA
62.	Bennett Living Trust, Michael Bennett Trustee	$15,000.00	CA
63.	Mike Moore	$15,000.00	TX
64.	Michael Cavalier	$75,000.00	CA
65.	Pierce Family Trust DTD 9-13-2000, Mitchell D. Pierce TTEE	$75,000.00	AZ
66.	Orca Trading, LLC	$100,000.00	NJ
67.	Park City Capital Offshore Master, Ltd.	$200,000.00	TX
68.	Paul Teske and Rivers A. Teske	$25,000.00	CT
69.	Lone Wolf Holdings LLC	$3,060,000.00	NY
70.	R & A Chade Family Trust, Richard Chade TTEE	$40,000.00	CA
71.	Robert Gundling	$25,000.00	CA
72.	RP Capital LLC	$50,000.00	CA
73.	Israel Living Trust, Sam Israel Trustee	$50,000.00	CA
74.	The Thomas B Livermore Revocable Trust The Scott H. Shadrick Revocable Trust	$20,000.00	CA
75.	Michael Sean Browning	$25,000.00	CA
76.	Sivan Padnos Caspi	$15,000.00	MI
77.	Gubner & Associates, A Professional Corporation	$50,000.00	CA
78.	Steven Rosdal	$20,000.00	CO
79.	Stephen M. Walker	$25,000.00	FL
80.	Timothy Gravely	$10,000.00	CA
81.	Timothy I. Rueth	$50,000.00	CA
82.	Thomas A. Stroup	$35,000.00	VA
83.	Thomas L. Wallace	$35,000.00	TN

84.	Wiley Mark Pickett and Joane Drake Henneberger Pickett, Trustees of the Pickett Henneberger Family Trust Dated April 24, 2013 and any amendments thereto.	$40,000.00	CA

EXHIBIT A

Note

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

THIS NOTE IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED ON OR ABOUT THE ISSUANCE, DATE BY AND AMONG THE COMPANY, THE ORIGINAL HOLDER OF THIS NOTE AND THE OTHER PARTIES THERETO, A COPY OF WHICH MAY BE OBTAINED AT THE COMPANY’S PRINCIPAL OFFICE.

RESONANT INC.

SENIOR SECURED CONVERTIBLE NOTE

Issuance Date: June 17, 2013	Principal Amount: U.S. $[ ]

FOR VALUE RECEIVED, Resonant Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of [                        ] or its registered assigns (“Holder”) the amount set out above as the Principal Amount (the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, prepayment or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on the outstanding Principal at the applicable Interest Rate (as defined below) from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon the Maturity Date or acceleration, conversion, prepayment or otherwise (in each case in accordance with the terms hereof). This Senior Secured Convertible Note (including all Senior Secured Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of an issue of Senior Secured Convertible Notes issued pursuant to the Securities Purchase Agreement (as defined below) on the Closing Date (as defined below) (collectively, the “Notes” and such other Senior Secured Convertible Notes, the “Other Notes”). Certain capitalized terms used herein are defined in Section 24.

1.            PREPAYMENT. The Company may, at any time prior to the Maturity Date, prepay this Note in full, and in part, including all unpaid and accrued interest thereon, upon the written consent of the Holder. In the event the Company wishes to prepay this Note, it shall

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notify the Holder and the holders of the Other Notes to obtain their respective consents. A prepayment made pursuant to this Section 1 shall be made pro rata among all consenting Note holders.

2.            INTEREST RATE.  So long as no Event of Default shall have occurred and be continuing, Interest on this Note shall accrue at a rate equal to six percent (6%) simple interest per annum, payable on the Maturity Date or otherwise when due. If an Event of Default shall have occurred and be continuing, then, in addition to the other remedies provided herein, the Interest Rate shall automatically be increased to twelve percent (12%). Interest due on this Note shall be computed on the basis of a 365-day year.

3.            CONVERSION OF NOTES. This Note shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below), on the terms and conditions set forth in this Section 3.

(a)          Mandatory Conversion – Qualifying IPO. Upon consummation of the Qualifying IPO (as defined below), the Conversion Amount of this Note shall automatically convert, through no further action on the part of the Company or the Holder, into shares of Common Stock at a conversion rate of the lower of (A) sixty percent (60%) of the price of a share of Common Stock sold in the Qualifying IPO, or (B) the quotient of $7,800,000 divided by the Fully Diluted Shares; provided that the conversion rate will not be less than the quotient of $6,000,000 divided by the Fully Diluted Shares.

(b)          Mandatory Conversion – Election of the Holders. At any time after the Issuance Date and until twenty (20) calendar days prior to the consummation of the Qualifying IPO (as set forth in the IPO Notice), if the Requisite Holders notify the Company in writing of their election to convert all of the Notes, then the Conversion Amount of this Note shall automatically convert, through no further action on the part of the Company or the Holder, at a conversion rate equal to the quotient of $7,800,000 divided by the number of Fully Diluted Shares.

(c)          Optional Conversion. At any time after the Issuance Date and until twenty (20) calendar days prior to the consummation of the Qualifying IPO (as set forth in the IPO Notice), the Holder shall be entitled to convert the Conversion Amount of this Note into shares of Common Stock at a conversion rate equal to the quotient of $7,800,000 divided by the Fully Diluted Shares.

(d)          Optional Conversion - Financing. For a period of up to ten (10) Business Days following the consummation of any Subsequent Placement or Bridge Financing (as each such term is defined in the Securities Purchase Agreement) consummated prior to or in connection with the Qualifying IPO, the Holder shall be entitled to convert the Conversion Amount of this Note into (at the election of the Holder) either (i) the securities issued in such transaction or (ii) shares of Common Stock at a conversion rate of the lower of (A) sixty percent (60%) of the actual or imputed price of a share of Common Stock sold in the convertible debt or equity financing, or (B) the quotient of

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$7,800,000 divided by the Fully Diluted Shares; provided that the conversion rate will not be less than the quotient of $6,000,000 divided by the Fully Diluted Shares.

(e)          Optional Conversion - Event of Default. Notwithstanding anything in this Note to the contrary, if an Event of Default shall have occurred and be continuing, the Holder shall be entitled to convert this Note into shares of Common Stock at a conversion rate equal to the quotient of $5,000,000 divided by the Fully Diluted Shares.

(f)           Mechanics of Conversion.

(i)           Conversion; Issuance of Shares. To convert this Note pursuant to Sections 3(c), 3(d) or 3(e) above into shares of Common Stock on any date (a “Conversion Date”), the Holder shall deliver  a copy of a fully-completed and executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company. On or before the fifth Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile an acknowledgment of confirmation, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to the Holder. On or before the tenth Business Day following the date of receipt of a Conversion Notice, or the triggering of a mandatory conversion pursuant to Sections 3(a) or 3(b) above, the Company shall issue and deliver to the Holder a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled.

(ii)          Registration; Book-Entry. The Company shall maintain a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the principal amount of the Notes held by such holders (the “Registered Notes”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes (including, without limitation, the right to receive payments of Principal and Interest hereunder) notwithstanding notice to the contrary. A Registered Note may be assigned, transferred or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell all or part of any Registered Note by the holder thereof, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 13, provided that if the Company does not so record an assignment, transfer or sale (as the case may be) of all or part of any Registered Note within two (2) Business Days of its receipt of such a request, then the Register shall be automatically updated to reflect such assignment, transfer or sale (as the case may be). The Holder and the Company shall maintain records showing the Principal and Interest converted and/or paid (as the case may be) and the dates of such conversion and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion; provided that the Holder and each prior Holder shall

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execute and deliver such documents as are reasonably requested by the Company to evidence the cancellation of this Note and in the event that the Holder and each prior Holder has not so delivered such executed documents, the Company reserves the right to demand physical surrender of the original Note upon conversion or a Lost Note Affidavit.

(iii)         No Fractional Shares; Transfer Taxes. The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes (but expressly including any income or similar taxes) that may be payable with respect to the issuance and delivery of Common Stock upon any conversion.

(iv)         Cash in Lieu of Shares.  In connection with any conversion pursuant to Section 3, the Company may, at its option, issue the requisite amount of cash to the Holder in lieu of shares of Common Stock with respect to, but only with respect to, any accrued and unpaid Interest and/or other unpaid amounts (other than Principal) due under this Note. For the avoidance of doubt, this Section 3(f)(iv) shall not apply to any Principal being converted pursuant to Section 3.

4.            RIGHTS UPON EVENT OF DEFAULT.

(a)          Event of Default.  Each of the following events shall constitute an “Event of Default”:

(i)           the Company’s failure to convert this Note in compliance with Section 3, provided that there shall be no Event of Default during any period of good faith disagreement regarding whether the Holder has satisfied all requirements to require conversion of the Note pursuant to Section 3 but only if the Company has promptly responded to any assertion by the Holder that the Note has converted into Common Stock pursuant to Section 3;

(ii)          the Company’s failure to pay to the Holder any Principal or Interest when and as due under this Note or any other amounts within five (5) days of when due under this Note;

(iii)         bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company by a third party, shall not be dismissed within sixty (60) days of their initiation;

(iv)         the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or

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insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(v)          the entry by a court of (A) a decree, order, judgment or other similar document in respect of the Company of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law; (B) a decree, order, judgment or other similar document adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal, state or foreign law; or (C) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of sixty (60) consecutive days;

(vi)         the Grantor (as that term is defined in the Security Agreement) breaches any representation, warranty, covenant or other term or condition of its respective Security Agreement so as to materially impair the security interests provided for thereunder to the Secured Parties (as defined therein), except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of five (5) days;

(vii)       the validity or enforceability of any material provision of any Transaction Document shall be contested by the Company, or a proceeding shall be commenced by the Company seeking to establish the invalidity or unenforceability thereof, or the Company shall deny in writing that it has any material liability or obligation purported to be created under any Transaction Document;

(viii)      the Security Documents shall for any reason fail or cease to create a separate valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on the Collateral (as defined in the Security Agreement) in favor of each of the Secured Parties (as defined in the Security Agreement) and such breach remains uncured for a period of five (5) days;

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(ix)         except as could not be reasonably expected to have a Material Adverse Effect (as defined in the Securities Purchase Agreement), the Company shall admit in writing, or any court of competent jurisdiction shall rule in a final non-appealable order, that a Person other than a Company Entity is the rightful owner of any patent that is included with the Collateral as of the date hereof;

(x)          any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes; or

(xi)         any Event of Default (as defined in the STI Note) occurs with respect to the STI Note.

(b)          Notice of an Event of Default. Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within three (3) Business Days deliver written notice thereof (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may, by notice to the Company, declare this Note to be forthwith due and payable, whereupon the Principal and all accrued and unpaid Interest thereon, plus all reasonable costs of enforcement and collection (including court costs and reasonable attorney’s fees), shall immediately become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company.

5.            ADJUSTMENT OF CONVERSION RATE.

(a)          Adjustment of Conversion Rate upon Subdivision or Combination of Common Stock. If the Company subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, then each rate at which the Conversion Amount is convertible into Common Stock provided herein (collectively, the “Conversion Rate”) in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 5(a) shall become effective immediately after the effective date of such subdivision or combination.

(b)          Other Events.  In the event that the Company shall take any action to which the provisions of Section 5(a) are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution of the nature to be protected against by Section 5(a) or if any event occurs of the type contemplated by the provisions of Section 5(a) (i.e., proportional adjustments to reflect changes in the Company’s capital structure, but not anti-dilution protections based on the issuance price of new securities) but not expressly provided for by such provisions, then the Company’s Board of Directors shall in good faith determine and implement an appropriate adjustment in the Conversion Rate so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 5(b) will increase the Conversion Rate as otherwise determined pursuant to this

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Section 5, provided further that if the Requisite Holders do not accept such adjustments as appropriately protecting the interests of the holders of the Notes against such dilution of the nature to be protected against by Section 5(a), then the Company’s Board of Directors and the Requisite Holders shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company unless such adjustment, as finally determined by such investment bank, is within three percent (3%) of the Company’s originally proposed adjustment, in which case such fees and expenses shall be borne by the Holders of the Notes.

6.            NON-CIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note. Without limiting the generality of the foregoing, so long as any of the Notes remain outstanding, the Company (a) shall not increase the par value of any shares of Common Stock receivable upon conversion of this Note above the Conversion Rate then in effect and (b) shall take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of this Note.

7.            RESERVATION OF AUTHORIZED SHARES.

(a)          Reservation. The Company shall at all times reserve and keep available out of its authorized but unissued shares Common Stock, solely for the purpose of effecting the conversion of the Note, no less than 101% of the maximum number of shares issuable on conversion of the Note ( (the “Required Reserve Amount”).

(b)          Insufficient Authorized Shares.  If, notwithstanding Section 7(a), and not in limitation thereof, at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall promptly take all action reasonably necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than seventy (70) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its commercially reasonable efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal.

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8.            COVENANTS. Until all of the Notes have been converted or otherwise satisfied in accordance with their terms:

(a)        Rank. All payments due under this Note shall rank pari passu with all Other Notes.

(b)          New Subsidiaries. Simultaneously with the acquisition or formation of each New Subsidiary, the Company shall cause such New Subsidiary to execute, and deliver to each holder of Notes, all Security Documents (as defined in the Security Agreement) as requested by the Holder. Without the prior consent of the Requisite Holders, the Company shall not, directly or indirectly, acquire or form any New Subsidiary if such New Subsidiary would not be wholly-owned, directly or indirectly, by the Company.

(c)          Announcement of Qualifying IPO.  At such time as the Company determines that it will consummate a Qualifying IPO, it shall send a notice to the Holder (the “IPO Notice”) of the proposed consummation date of the Qualifying IPO (the “Announced IPO Date”) no later than twenty (20) calendar days prior to such Announced IPO Date. To the extent that the Announced IPO Date is subsequently advanced or delayed, the Company shall send an amended IPO Notice of the revised proposed consummation date of the Qualifying IPO to the Holder; provided, however, the Company may not advance the Announced IPO Date to a date less than five (5) Business Days after the date of the latest amending IPO Notice. If any Announced IPO Date is delayed, the amending IPO Notice will be deemed the establishment of a new Announced IPO Date and any Conversion Notice given based on a previously Announced IPO Date will be deemed cancelled unless the Holder affirms in writing the Conversion Notice as given.

9.            SECURITY. This Note and the Other Notes are secured to the extent and in the manner set forth in the Transaction Documents (including, without limitation, the Subordination Agreement, the Security Agreement and the other Security Documents).

10.         DISTRIBUTION PARTICIPATION. In addition to any adjustments pursuant to Section 5, if while this Note remains outstanding, the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Note, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note, pursuant to Section 3(a), immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution.

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11.         LOCK-UP AGREEMENT. The Holder hereby agrees that in the event of the Public Offering, such Holder shall not, during the period beginning on the effective date of the registration statement for the Public Offering and ending one hundred eighty (180) days after the effective date of such registration statement, (i) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock issued upon conversion of this Note (“Converted Stock”), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Converted Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions shall not apply (A) to the sale of any shares to an underwriter pursuant to an underwriting agreement or (B) unless the directors and officers of the Company agree to a lock-up provision substantially the same as that set forth in this Section 11 (except that the one hundred eighty (180)-day period set forth in clause (a) above shall be twelve (12) months for such directors and officers). The underwriters of any such public offering of Common Stock are intended third party beneficiaries of this lock-up agreement and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with any such public offering of Common Stock that are consistent with this Section 11 or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the shares of Common Stock subject to the foregoing restriction until the end of such period.

12.         AMENDING THE TERMS OF THIS NOTE. Provisions of this Note may be amended only with the written consent of the Company and the Requisite Holders and only so long as such amendment is applicable to all of the Notes. For purposes of clarification and not of limitation, the security interests granted to the Holder pursuant to the Security Agreement may not be changed or reduced and no additional security interests may be granted in the Collateral (other than Permitted Encumbrances (as defined in the Securities Purchase Agreement)) without the express consent of the Holder of this Note.

13.         TRANSFER.

(a)          In General. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company hereunder, subject only to the provisions of Section 2(g) of the Securities Purchase Agreement, the Subordination Agreement and any other restrictions expressly provided for or referred to herein.

(b)          Transfers to Competitors. Until the Public Offering, without the prior written consent of the Board of Directors of the Company, which may be given or withheld in its sole discretion, neither this Note nor any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder to any Person engaged in any activity related to licensing, owning, selling, developing, marketing or otherwise realizing the economic benefits from (i) any technology for use in bidirectional radios in mobile devices or (ii) RF acoustic wave filter technology for any application; provided, however, that nothing in this Section 13(b) shall prohibit the

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Holder from offering, selling, assigning or transferring this Note, or any shares of Common Stock issued upon conversion of this Note, to STI.

(c)          Drag-Along.

(i)           If (A) a Sale Transaction is approved by the Board of Directors of the Company, the Majority Founders and STI and (B) if such Sale Transaction is an Alternative Transaction, the Company shall have obtained the written consent of the Requisite Holders with respect thereto in accordance with Section 4(u)(ii) of the Securities Purchase Agreement, then, upon the receipt of notice from the Majority Founders and STI that they wish to invoke the drag-along rights provided in this Section 13(c) (a “Sale Notice”), the Holder shall (a) vote, or act by written consent with respect to, all of the Holder’s Converted Stock in favor of, and raise no objections against, such Sale Transaction, and (b) if the Sale Transaction is structured as a sale of outstanding stock, sell or otherwise dispose of pursuant to such Sale Transaction that number of shares of Converted Stock owned by the Holder as of the date of the Sale Notice as shall equal the product of (I) a fraction, the numerator of which is the number of shares of Capital Stock proposed to be transferred by the Founders and STI as of the date of the Sale Notice, and the denominator of which is the aggregate number of shares of Capital Stock owned as of the date of such Sale Notice by the Founders and STI, multiplied by (II) the number of shares of Converted Stock owned as of the date of such Sale Notice by the Holder. For purposes of this Section 13(c), all numbers of shares of Capital Stock shall be calculated on a Common Stock-equivalent basis.

(ii)          If the Majority Founders and STI have delivered a Sale Notice, then for a period of one hundred twenty (120) days after the date of such Sale Notice, the Holder shall be obligated to sell or otherwise dispose of the Holder’s Converted Stock to the purchaser on substantially the same terms and conditions as apply to the Founders and STI with respect to such Sale Transaction. The Holder shall pay its owns costs and expenses, if any, incurred by it in connection with the sale or other disposition of Converted Stock pursuant to such Sale Transaction.

(iii)         Notwithstanding the foregoing, the obligations of the Holder under this Section 13(c) shall only apply to a Sale Transaction that includes the following terms:

(i)           any representations and warranties to be made by the Holder shall be limited to representations and warranties related to authority, ownership and the ability to convey title to the Holder’s Converted Stock;

(ii)          the Holder shall not be liable for the inaccuracy of any representation or warranty made by any other Person in connection with the proposed sale;

(iii)         the Holder shall not be required to indemnify or hold harmless the buyer or any other party to the Sales Transaction other than for the representations, warranties and covenants made by the Holder for itself and not in respect of others;

(iv)         upon the consummation of the proposed sale, each holder of a class or series of Capital Stock shall receive the same form of consideration as each other holder of such class or series of Capital Stock, including subject to any escrow, delayed payment

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or set off provisions applicable to all the holders of the Capital Stock being sold or transferred in the proposed sale; and

(v)          subject to clause (iv) above, if any holder of a class or series of Capital Stock is given an option as to the form and amount of consideration to be received in connection with the proposed sale, all holders of such class or series of Capital Stock shall be given the same option.

14.         REISSUANCE OF THIS NOTE.

(a)          Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will promptly issue and deliver upon the order of the Holder a new Note (in accordance with Section 14(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 14(d)) to the Holder representing the outstanding Principal not being transferred.

(b)          Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 14(d)) representing the outstanding Principal.

(c)          Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 14(d) and in principal amounts of at least $10,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d)          Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Sections 14(a) or 14(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest on the Principal of this Note, from the Issuance Date.

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15.         REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note.  The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note (including, without limitation, compliance with Section 5).

16.         PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS.  If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the reasonable costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, reasonable attorneys’ fees and disbursements.

17.         CONSTRUCTION; HEADINGS.  This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the other Transaction Documents shall have the meanings ascribed to such terms in such other Transaction Documents.

18.         FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

19.         DISPUTE RESOLUTION. If the Holder (or the Requisite Holders in the event of a conversion pursuant to Sections 3(a) or 3(b)) and the Company are unable to agree as to the arithmetic calculation of the Conversion Rate, then the Company shall, within two (2) Business Days, submit via facsimile, the disputed arithmetic calculation of the Conversion Rate to an independent, outside accountant selected by the Company that is reasonably acceptable to the Holder (or the Requisite Holders in the event of a conversion pursuant to Sections 3(a) or 3(b)). The Company shall cause at its expense the accountant to perform the calculations and notify the Company and the Holder (or the Requisite Holders in the event of a conversion pursuant to Sections 3(a) or 3(b)) of the results no later than ten (10) Business Days following the date it

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receives such disputed calculations. Such accountant’s calculation shall be binding upon all parties absent demonstrable error. The fees and expenses of such accountant shall be borne by the Company, unless such accountant determines that the Company’s calculation was within three percent (3%) of its calculation, in which case such fees and expenses shall be borne by the Holder (or the Requisite Holders in the event of a conversion pursuant to Sections 3(a) or 3(b)).

20.         NOTICES; PAYMENTS.

(a)          Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly following any adjustment of the Conversion Rate, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten (10) days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock.

(b)          Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by a certified check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Buyers (as defined in the Securities Purchase Agreement), shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement), provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

21.         CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

22.         WAIVER OF NOTICE.  To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

23.         GOVERNING LAW.  This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive

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jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

24.         CERTAIN DEFINITIONS.  For purposes of this Note, the following terms shall have the following meanings:

(a)          “Alternative Transaction” shall have the meaning set forth in the Securities Purchase Agreement.

(b)          “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York or the State of California are authorized or required by law to remain closed.

(c)          “Capital Stock” means, in each case whether now outstanding or hereafter issued in any context, (i) shares of Common Stock, (ii) any other shares of capital stock of the Company now or later authorized, and (iii) stock options, warrants or other convertible securities exercisable for or convertible into shares of Common Stock.

(d)          “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement, which date is the date the Company initially issues Notes pursuant to the terms of the Securities Purchase Agreement.

(e)          “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

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(f)           “Conversion Amount” means, as of the date of calculation, the sum of the outstanding and unpaid Principal plus all accrued and unpaid Interest thereon plus any other unpaid amounts due under this Note.

(g)          “Founders” means Terry Lingren, Robert Hammond and Neal Fenzi.

(h)          “Fully Diluted Shares” all shares of Common Stock (i) outstanding immediately prior to the sale of this Note and the Other Notes, or (ii) issuable upon (A) exercise of all options or warrants to purchase Common Stock that are outstanding immediately prior to the sale of this Note and the Other Notes, or (B) conversion of other equity securities convertible into Common Stock that are outstanding immediately prior to the sale of this Note and the Other Notes.

(i)           “Interest Rate” means six percent (6%) per annum, as may be adjusted from time to time in accordance with Section 2.

(j)           “Majority Founders” means Founders holding a majority of the Common Stock held by the Founders.

(k)          “Maturity Date” shall mean September 17, 2014, which date will automatically be extended to March 17, 2015, provided that (i) all legal and regulatory requirements for the registration statement for the Qualifying IPO to be declared effective within 48 hours after the filing by the Company of a notice of acceleration with the SEC prior to September 17, 2014 have been satisfied (other than legal and regulatory requirements that would have been satisfied but for the failure of the underwriters to take customary actions in connection with such offering), and (ii) either (A) MDB Capital Group LLC or another lead/managing underwriter for the Qualifying IPO shall have written to the Company prior to September 17, 2014 to indicate that it does not then believe it can complete the Qualifying IPO before September 17, 2014 at a pre-money valuation at or above $9,000,000, or (B) MDB Capital Group LLC or another lead/managing underwriter for the Qualifying IPO shall have failed to respond within three (3) Business Days to a request by the Company for a written statement to the effect that the Qualifying IPO can be completed during the Initial Term at a pre-money valuation at or above $9,000,000.

(l)           “New Subsidiary” means, as of any date of determination, any Person in which the Company after the Closing Date, directly or indirectly, (i) owns or acquires any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “New Subsidiaries.”

(m)         “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(n)          “Public Offering” means the Company’s initial public offering of securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended.

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(o)          “Qualifying IPO” means an underwriting of the Common Stock of the Company, registered for public distribution on a registration statement on Form S-1 (or other available registration statement form), for intended gross proceeds of not less than $8,000,000 (excluding any overallotment option).

(p)          “Requisite Holders” means holders of more than fifty percent (50%) of the aggregate Principal of the then outstanding Notes.

(q)          “Sale Transaction” means any (i) any sale, lease or transfer or series of sales, leases or transfers of all or substantially all of the assets of the Company; (ii) any sale, transfer or issuance (or series of sales, transfers or issuances) of capital stock by the Company or the holders of capital stock of the Company that results in the inability of the holders of such capital stock immediately before such sale, transfer or issuance to designate or elect a majority of the board of directors (or its equivalent) of the Company; or (iii) any merger, consolidation, recapitalization or reorganization of the Company with or into another Person (whether or not the Company is the surviving entity) that results in the inability of the holders of capital stock of the Company immediately before such merger, consolidation, recapitalization or reorganization to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company.

(r)           “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(s)           “Securities Purchase Agreement” means that certain securities purchase agreement, dated as of the Closing Date, by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes, as may be amended from time to time.

(t)           “Security Agreement” means collectively (i) that certain security agreement, dated as of the Closing Date, by and among the Company and the initial holders of the Notes, as may be amended from time to time; and (ii) that certain security agreement, dated as of the Closing Date, by and among Resonant LLC and the initial holders of the Notes, as may be amended from time to time.

(u)          “STI” means Superconductor Technologies Inc., a Delaware corporation.

(v)          “STI Note” means that certain convertible promissory note, dated as of the Closing Date, in principal amount of $2,400,000 by the Company in favor of Superconductor Technologies Inc.

(w)         “Subordination Agreement” means that certain subordination agreement, dated as of the Closing Date, by and among the initial holders of the Notes, and STI, as amended from time to time.

25.         MAXIMUM PAYMENTS. Nothing contained in this Note shall, or shall be deemed to, establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges under this Note exceeds the maximum permitted by such law, any payments in

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excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

RESONANT INC.

By:
Name: Terry Lingren
Title: Chief Executive Officer

EXHIBIT I

RESONANT INC.
CONVERSION NOTICE

Reference is made to the Senior Secured Convertible Note (the “Note”) issued to the undersigned by Resonant Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Holder:

By:

Title:

Dated:

EXHIBIT II

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby covenants to issue the above indicated number of shares of Common Stock.

RESONANT INC.

By:
Name:
Title:

EXHIBIT B-1

Company Security Agreement

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of June 17, 2013, is made by and among Resonant Inc., a Delaware corporation (the “Grantor”), and the secured parties listed on the signature pages hereof (collectively, the “Secured Parties” and each, individually, a “Secured Party”).

RECITALS

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated even date herewith (as may be amended, restated, supplemented, or otherwise modified from time to time, including all schedules and exhibits thereto, collectively, the “Securities Purchase Agreement”), by and among the Grantor and each of the Secured Parties, Grantor has agreed to sell, and each of the Secured Parties have each agreed to purchase, severally and not jointly, certain Notes;

WHEREAS, the Grantor intends to use the proceeds from the Notes for the benefit of Resonant LLC, a California limited liability company and wholly owned subsidiary of the Grantor (“Resonant LLC”); and

WHEREAS, in order to induce the Secured Parties to purchase, severally and not jointly, the Notes as provided for in the Securities Purchase Agreement, Grantor has agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of the Secured Obligations (as defined below).

AGREEMENTS

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.            Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Notes. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Notes; provided, however, if the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)          “Account” means an account (as that term is defined in the Code).

(b)          “Account Debtor” means an account debtor (as that term is defined in the Code).

(c)          “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

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(d)          “Books” means books and records (including, without limitation, the Grantor’s Records) indicating, summarizing, or evidencing the Grantor’s assets (including the Collateral) or liabilities, the Grantor’s Records relating to its business operations (including, without limitation, stock ledgers) or financial condition, and the Grantor’s goods or General Intangibles related to such information.

(e)          “Chattel Paper” means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

(f)           “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to any Secured Party’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(g)          “Collateral” has the meaning specified therefor in Section 2.

(h)          “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1 attached hereto.

(i)           “Control Agreement” means a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, executed and delivered by Grantor, the Collateral Agent (on behalf of all Secured Parties), and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account), as may be amended, restated, supplemented, or otherwise modified from time to time. Notwithstanding the foregoing, if the Grantor provides a proposed form of Control Agreement to the Collateral Agent for approval, and the Collateral Agent does not provide comments or approval of such proposed form within twenty (20) days following receipt thereof from the Grantor or, thereafter, fails to negotiate with the securities intermediary or bank in a good faith, reasonable and timely manner in order to reach agreement on such form, the proposed form of Control Agreement shall be deemed to be reasonably satisfactory to the Collateral Agent.

(j)           “Copyrights” means all copyrights and copyright registrations, and also includes (i) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Grantor’s business symbolized by the foregoing or connected therewith, and (v) all of Grantor’s rights corresponding thereto throughout the world.

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(k)          “Deposit Account” means a deposit account (as that term is defined in the Code).

(l)           “Equipment” means all equipment (as that term is defined in the Code) in all of its forms of the Grantor, wherever located, and including, without limitation, all machinery, apparatus, installation facilities and other tangible personal property, and all parts thereof and all accessions, additions, attachments, improvements, substitutions, replacements and proceeds thereto and therefor.

(m)         “Event of Default” has the meaning specified therefor in the Notes.

(n)          “General Intangibles” means general intangibles (as that term is defined in the Code) and, in any event, includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, programming materials, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment under any royalty or licensing agreements (including Intellectual Property Licenses), infringement claims, commercial computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company (including Resonant LLC) which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(o)          “Governmental Authority” means any domestic or foreign federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

(p)          “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law or any equivalent laws in any other jurisdiction, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(q)          “Intellectual Property” means Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists, and Intellectual Property Licenses.

(r)           “Intellectual Property Licenses” means rights under or interests in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the Grantor is a licensee or licensor under any such license agreement, as may be amended, restated, supplemented, or otherwise modified from time to time.

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(s)           “Inventory” means all inventory (as that term is defined in the Code) in all of its forms of the Grantor, wherever located, including, without limitation, (i) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and (ii) all goods which are returned to or repossessed by the Grantor, and all accessions thereto, products thereof and documents therefor.

(t)           “Investment Related Property” means (i) investment property (as that term is defined in the Code), and (ii) all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(u)          “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind.

(v)          “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts, and documents.

(w)         “New Subsidiary” has the meaning specified therefor in the Notes.

(x)          “Notes” has the meaning specified therefor in the Securities Purchase Agreement.

(y)          “Patents” means all patents and patent applications, and also includes (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of Grantor’s rights corresponding thereto throughout the world.

(z)          “Permitted Liens” means (i) Liens for taxes, government assessments, and other similar charges, and charges and claims for labor, materials, and supplies, in each case not yet due and payable or being contested in good faith by appropriate proceedings and for which there are adequate reserves on the Grantor’s books; (ii) workers or unemployment compensation liens arising in the ordinary course of business; (iii) carrier’s, mechanic’s, materialman’s, supplier’s, vendor’s, landlord’s, or similar liens arising in the ordinary course of business securing amounts that are not delinquent or past due or that are being contested in good faith by appropriate proceedings; (iv) Liens relating to purchase money security interests arising in the ordinary course of business; (v) building restrictions, zoning and other government ordinances, easements, rights of way, and other restrictions of legal record, and minor defects and irregularities in title, affecting real property which may or may not be revealed by a survey and would not, individually or in the aggregate, materially interfere with the value or usefulness of such real property to the business; (vi) Liens securing the Grantor’s obligations under real property leases; (vii) banker’s liens imposed by law, including liens in favor of collecting banks arising under Section 4-210 of the Uniform Commercial Code; (viii) liens and

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security interests on deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (ix) licenses of a Company Entity’s Intellectual Property Rights (as defined in the Securities Purchase Agreement) entered into in the ordinary course of business; (x) Liens over all of the Collateral in favor of STI (as defined in the Securities Purchase Agreement) or its permitted assigns securing the STI Note (as defined in the Securities Purchase Agreement); and (xi) Liens granted to the Escrow Agent under the Escrow Agreement (as those terms are defined in the Securities Purchase Agreement).

(aa)        “Permitted Transfers” means (i) sales of Inventory in the ordinary course of business, (ii) licenses in the ordinary course of business for the use of Intellectual Property that terminate on or prior to the Maturity Date, or (iii) dispositions of worn-out, obsolete or surplus Equipment at fair market value in the ordinary course of business.

(bb)       “Person” has the meaning specified therefor in the Securities Purchase Agreement.

(cc)        “Pledged Companies” means each Person all or a portion of whose Stock is acquired or otherwise owned by the Grantor after the date hereof.

(dd)       “Pledged Interests” means all of Grantor’s right, title and interest in and to all of the Stock now or hereafter owned by Grantor, regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(ee)        “Pledged Operating Agreements” means all of Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies, as may be amended, restated, supplemented, or otherwise modified from time to time.

(ff)         “Pledged Partnership Agreements” means all of Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships, as may be amended, restated, supplemented, or otherwise modified from time to time.

(gg)       “Proceeds” has the meaning specified therefor in Section 2.

(hh)       “Real Property” means any estates or interests in real property now owned or hereafter acquired by Grantor and the improvements thereto.

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(ii)          “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(jj)          “Secured Obligations” mean all of the present and future payment obligations of Grantor arising under this Agreement and the Notes, including, without duplication, reasonable attorneys’ fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding.

(kk)       “Securities Account” means a securities account (as that term is defined in the Code).

(ll)          “Security Documents” means, collectively, this Agreement, each Control Agreement and each other security agreement, pledge agreement, assignment, mortgage, security deed, deed of trust, and other agreement or document executed and delivered by the Grantor as security for any of the Secured Obligations, as may be amended, restated, supplemented, or otherwise modified from time to time.

(mm)     “Security Interest” and “Security Interests” have the meanings specified therefor in Section 2.

(nn)       “Stock” means all shares, options, warrants, interests (including, without limitation, membership and partnership interests), participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the United States Securities and Exchange Commission and any successor thereto under the Securities Exchange Act of 1934, as in effect from time to time).

(oo)       “Supporting Obligations” means supporting obligations (as such term is defined in the Code).

(pp)       “Trademarks” means all trademarks, trade names, trademark applications, service marks, service mark applications, and also includes (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Grantor’s business symbolized by the foregoing or connected therewith, and (v) all of Grantor’s rights corresponding thereto throughout the world.

(qq)       “Transaction Documents” has the meaning specified therefor in the Securities Purchase Agreement.

(rr)         “URL” means “uniform resource locator,” an internet web address.

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2.            Grant of Security. The Grantor hereby unconditionally grants, assigns, and pledges to each Secured Party a separate, continuing security interest (each, a “Security Interest” and, collectively, the “Security Interests”) in all assets of the Grantor whether now owned or hereafter acquired or arising and wherever located (collectively, the “Collateral”), including, without limitation, the Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located:

(a)          all of the Grantor’s Accounts;

(b)          all of the Grantor’s Books;

(c)          all of the Grantor’s Chattel Paper;

(d)          all of the Grantor’s Deposit Accounts;

(e)          all of the Grantor’s Equipment and fixtures;

(f)           all of the Grantor’s General Intangibles;

(g)          all of the Grantor’s Intellectual Property;

(h)          all of the Grantor’s Inventory;

(i)           all of the Grantor’s Investment Related Property;

(j)           all of the Grantor’s Negotiable Collateral;

(k)          all of the Grantor’s Real Property;

(l)           all of the Grantor’s rights in respect of Supporting Obligations;

(m)         all of the Grantor’s Commercial Tort Claims;

(n)          all of the Grantor’s money, cash, cash equivalents, or other assets of the Grantor that now or hereafter come into the possession, custody, or control of any Secured Party; and

(o)          all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Intellectual Property, Inventory, Investment Related Property, Negotiable Collateral, Real Estate, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent

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not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to the Grantor or any Secured Party from time to time with respect to any of the Investment Related Property.

Notwithstanding anything to the contrary contained in clauses (a) through (o) above, the Security Interest created by this Agreement shall not extend to, and the term “Collateral” shall not include, any Excluded Property; provided, however that, if any Excluded Property would have otherwise constituted Collateral, when such property shall cease to be Excluded Property, such property shall be deemed at all times from and after such date to constitute Pledged Collateral.  For purposes hereof, “Excluded Property” shall mean , collectively: (i) the Stock of any direct subsidiary of the Grantor that is a controlled foreign corporation (as defined in Section 957 of the Internal Revenue Code (a “CFC”)) in excess of 65% of the total combined voting power of all classes of Stock of such CFC that are entitled to vote (within the meaning of Section 1.956-2(c)(2) of the Treasury Regulations); (ii) any right, title or interest in any permit, lease, license, contract, instrument, document, franchise, General Intangible or other agreement entered into by the Grantor (A) that prohibits the creation by the Grantor of a Lien thereon or requires the consent of any third party which consent has not been obtained as a condition to the creation of such Lien or which would be breached or give any party the right to terminate it as a result of creation of such or Lien, but only if any such prohibition or restriction is not rendered ineffective under Code Section 9-408 or other applicable law, or (B) to the extent that any Law applicable thereto prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition or requirement for consent is not terminated or rendered unenforceable or otherwise deemed ineffective by the Code or any other applicable Law; (iii) any property now owned or hereafter acquired by the Grantor that is subject to a purchase money Lien or a capital lease permitted under the Transaction Documents if the contractual obligation pursuant to which such Lien is granted (or the documentation providing for such purchase money Lien or capital lease) prohibits the creation by the Grantor of a Lien thereon or requires the consent of any third party which consent has not been obtained as a condition to the creation of any other Lien on such property and the imposition of the Security Interest would result in a default under the terms of any such purchase money Lien; (iv) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed); (v) any property to the extent that such grant of a security interest is prohibited by a governmental authority, or requires a consent not obtained of any governmental authority which prohibition or requirement of consent is not rendered ineffective by the Code; or (vi) leasehold interests in Real Property with respect to which the Grantor is a tenant or subtenant if any such Security Interest is prohibited under the applicable lease; provided, however, “Excluded Property” shall not include any Proceeds, products, substitutions or replacements of any Excluded Property (unless such Proceeds, products, substitutions or replacements would constitute Excluded Property).

3.            Security for Obligations. This Agreement and the Security Interests created hereby secure the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the

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payment of all amounts which constitute part of the Secured Obligations and would be owed by the Grantor to Secured Parties, or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Grantor.

4.            Grantor Remains Liable.  Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Parties, or any of them, of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) no Secured Party shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement or any other Transaction Document, the Grantor shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of its businesses, subject to and upon the terms hereof and the other Transaction Documents.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the Grantor until the occurrence of an Event of Default and until the Collateral Agent (on behalf of all Secured Parties) shall notify the Grantor of its exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

5.            Representations and Warranties.  The Grantor hereby represents and warrants as follows:

(a)          The exact legal name of the Grantor is set forth in the preamble this Agreement.

(b)          The Grantor does not own any Real Property.  Schedule 2 attached hereto sets forth (i) all Real Property leased by the Grantor, together with all other locations of Collateral, as of the date hereof, and (ii) the chief executive office of the Grantor as of the date hereof.

(c)          This Agreement creates a valid security interest in all of the Collateral of the Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or reasonably desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing the Grantor, as a debtor, and Secured Parties, as secured parties, in the jurisdictions listed on Schedule 3 attached hereto. Upon the making of such filings, the Secured Parties shall each have a first priority perfected security interest in all of the Collateral of the Grantor to the extent such security interest can be perfected by the filing of a financing statement (subject to Permitted Liens). Subject to Section 6(c), all

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action by the Grantor necessary to perfect and reasonably necessary to protect such security interest on each item of Collateral has been duly taken; provided, however, that the Grantor shall not be required to obtain or file a leasehold mortgage with respect to any leased Real Property.

(d)                             Except for the Security Interests created hereby, no Collateral is subject to any Lien as of the date hereof, except for Permitted Liens.

(e)                               No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by the Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by the Grantor, or (ii) for the exercise by any Secured Party of the voting or other rights provided in this Agreement with respect to Investment Related Property pledged hereunder or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

(f)                                Schedule 4 contains a complete and accurate list of all of the Grantor’s Deposit Accounts and Securities Accounts as of the date hereof.

6.                                    Covenants.  The Grantor covenants and agrees with each Secured Party that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 24 hereof:

(a)                               Possession of Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper with a value in excess of $100,000 in the aggregate, and if and to the extent that perfection or priority of Secured Parties’ respective Security Interests is dependent on or enhanced by possession, the Grantor, immediately upon the request of the Collateral Agent (on behalf of all Secured Parties), shall execute such other documents and instruments as shall be reasonably requested by the Collateral Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to the Collateral Agent (on behalf of all Secured Parties), together with such undated powers endorsed in blank as shall be requested by the Collateral Agent.

(b)                              Chattel Paper.

(i)                        The Grantor shall take all steps reasonably necessary to grant each Secured Party control of all Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Purchase Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction; and

(ii)                    If the Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Securities Purchase Agreement), promptly upon the request of

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any Secured Party, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interests of [names of Secured Parties].”

(c)                               Control Agreements.  Each of the Secured Parties acknowledges and agrees that the Grantor shall not be required to perfect the Secured Parties’ Security Interest in any Deposit Account constituting a payroll account. The Grantor shall not establish or maintain any Deposit Account or Securities Account (or any other similar account) other than a payroll account unless (i) the Grantor shall have provided each Secured Party with ten (10) days’ advance written notice of each such account and (ii) if an Event of Default has occurred and is then continuing, the Secured Parties shall have received a Control Agreement in respect of such account concurrently with the opening thereof. From and after the occurrence and during the continuance of any Event of Default, the Grantor shall ensure that all of its Account Debtors forward payment of the amounts owed by them directly to a Deposit Account that is subject to a Control Agreement and deposit or cause to be deposited promptly, and in any event no later than the first (1st) Business Day after the date of receipt thereof, all of their collections (including those sent directly by their Account Debtors to the Grantor) into a Deposit Account subject to a Control Agreement. Upon the request of the Collateral Agent (on behalf of all Secured Parties) from and after the occurrence and during the continuance of any Event of Default, the Grantor shall promptly (but in no event later than ten (10) Business Days after such request therefor) cause each of its Deposit Accounts and Securities Accounts to be subject to a Control Agreement in favor of the Secured Parties.

(d)                             Letter-of-Credit Rights.  In the event that the Grantor is or becomes the beneficiary of one or more letters of credit with a face amount of greater than $50,000 individually or $200,000 in the aggregate, the Grantor shall promptly (and in any event within five (5) Business Days after becoming a beneficiary) notify the Secured Parties thereof and, upon the request by the Collateral Agent (on behalf of all Secured Parties), use commercially reasonable efforts to enter into a multi-party agreement with the Secured Parties and the issuing or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to the Secured Parties and directing all payments thereunder to the Secured Parties during the continuance of an Event of Default following notice from the Collateral Agent, all in form and substance satisfactory to the Collateral Agent (on behalf of all Secured Parties).

(e)                               Commercial Tort Claims.  The Grantor shall promptly (and in any event within five (5) Business Days of receipt thereof) notify the Secured Parties in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof and, upon request of the Collateral Agent (on behalf of all Secured Parties), promptly amend Schedule 1 to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed reasonably necessary or desirable by the Collateral Agent (on behalf of all Secured Parties) to give the Secured Parties a first priority, perfected security interest (subject to Permitted Liens) in any such Commercial Tort Claim.

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(f)                                Government Contracts.  If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, the Grantor shall promptly (and in any event within five (5) Business Days of the creation thereof) notify the Secured Parties thereof in writing and use commercially reasonable efforts to execute any instruments or take any steps reasonably required by the Collateral Agent (on behalf of all Secured Parties) in order that all moneys due or to become due under such contract or contracts shall be assigned to the Secured Parties during the continuance of an Event of Default following notice from the Collateral Agent, and shall provide written notice thereof and use commercially reasonable efforts to take all other appropriate actions under the Assignment of Claims Act or other applicable law to provide each Secured Party a first-priority perfected security interest (subject to Permitted Liens) in such contract.

(g)                              Investment Related Property.

(i)                        If the Grantor shall receive or become entitled to receive any Pledged Interests after the date hereof, it shall promptly (and in any event within five (5) Business Days of receipt thereof) identify such Pledged Interests in a written notice to the Secured Parties;

(ii)                    Upon the request of the Collateral Agent during the continuance of an Event of Default, all sums of money and property paid or distributed in respect of the Investment Related Property pledged hereunder which are received by the Grantor shall be held by the Grantor in trust for the benefit of the Secured Parties segregated from the Grantor’s other property, and the Grantor shall deliver it promptly to the Secured Parties in the exact form received;

(iii)                The Grantor shall promptly deliver to the Secured Parties a copy of each material notice or other written communication received by it in respect of any Pledged Interests;

(iv)                The Grantor shall not make or consent to any material amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests;

(v)                    The Grantor agrees that it will cooperate with the Secured Parties in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interests on the Investment Related Property pledged hereunder or any sale or transfer thereof; and

(vi)                As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, the Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) shall not be dealt in or traded on securities exchanges or in securities markets, (B) will not constitute investment company securities, and (C) will not be held by the Grantor in a securities account. In

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addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(vii)            If at any time the Grantor’s ownership interest in Resonant LLC shall become certificated, the Grantor shall promptly deliver to the Collateral Agent the original certificate or certificates representing such ownership, together with membership interest powers executed in blank relating thereto.

(h)                              Transfers and Other Liens.  The Grantor shall not (i) sell, lease, license, assign (by operation of law or otherwise), transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, except for Permitted Transfers or as expressly permitted by this Agreement and the other Transaction Documents, or (ii) except for Permitted Liens, create or permit to exist any Lien upon or with respect to any of the Collateral without the consent of the Collateral Agent. The inclusion of Proceeds in the Collateral shall not be deemed to constitute consent by any Secured Party to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Transaction Documents. Notwithstanding anything contained in this Agreement to the contrary, Permitted Liens (other than Liens over all of the Collateral in favor of STI or its permitted assigns securing the STI Note) shall not be permitted with respect to any Pledged Interests.

(i)                                  Preservation of Existence.  The Grantor shall maintain and preserve its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where failure to be so qualified could not reasonably be expected to have a Material Adverse Effect (as defined in the Securities Purchase Agreement).

(j)                                  Maintenance of Properties. The Grantor shall maintain and preserve all of its properties which are reasonably necessary in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all material leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(k)                              Maintenance of Insurance. The Grantor shall maintain insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, property, hazard, rent and business interruption insurance) with respect to all of its assets and properties (including, without limitation, all real properties leased or owned by it and any and all Inventory and Equipment) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated, in each case, reasonably acceptable to the Collateral Agent (on behalf of all

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Secured Parties), it being acknowledged by the Collateral Agent (on behalf of all Secured Parties) that the amount and coverage level in effect as of the date hereof is reasonably acceptable to the Collateral Agent (on behalf of all Secured Parties).

(l)                                  Other Actions as to Any and All Collateral.  The Grantor shall promptly (and in any event within five (5) Business Days of acquiring or obtaining such Collateral) notify the Secured Parties in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in Article 9 of the Code), promissory notes (as defined in the Code) or instruments (as defined in the Code) collectively having an aggregate value in excess of $100,000 or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments and, in each such case upon the request of the Collateral Agent (on behalf of all Secured Parties), promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property and do such other acts or things deemed reasonably necessary or desirable by the Collateral Agent (on behalf of all Secured Parties) to protect the Secured Parties’ respective Security Interests therein.

7.                                    Relation to Other Transaction Documents.  In the event of any conflict between any provision in this Agreement and any provision in the Securities Purchase Agreement or Notes, such provision of the Securities Purchase Agreement or Notes shall control, except to the extent the applicable provision in this Agreement is more restrictive with respect to the rights of the Grantor or imposes more burdensome or additional obligations on the Grantor, in which event the applicable provision in this Agreement shall control.

8.                                    Further Assurances.

(a)                               The Grantor agrees that from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or that the Collateral Agent (on behalf of all Secured Parties) may reasonably request, in order to perfect and protect the Security Interests granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any of the Collateral.

(b)                              The Grantor authorizes the filing by the Collateral Agent (on behalf of all Secured Parties) of financing or continuation statements, or amendments thereto, including, but limited to, the recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the United States Patent and Trademark Office and the United States Copyright Office, and Grantor will execute and deliver to the Collateral Agent such other instruments or notices, as may be reasonably necessary or as the Collateral Agent may reasonably request, in order to perfect and preserve the Security Interests granted or purported to be granted hereby. Upon the Satisfaction in Full of the Secured Obligations, the Collateral Agent shall (at Grantor’ expense) file a termination

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statement and/or other necessary documents terminating and releasing any and all financing statements or Liens on the Collateral pursuant to Section 24 within five (5) Business Days following a written request therefor from Grantor. If the Collateral Agent does not file such termination statement or other necessary documents within ten (10) Business Days following such written request, the Collateral Agent hereby authorizes the Grantor to file the same on its behalf.

(c)                               The Grantor authorizes the Collateral Agent (on behalf of all Secured Parties) at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all real and personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. The Grantor also hereby ratifies any and all financing statements or amendments previously filed by the Collateral Agent in any jurisdiction.

(d)                             Subject to Section 8(b), the Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Collateral Agent (on behalf of all Secured Parties), subject to the Grantor’s rights under Section 9-509(d)(2) of the Code.

(e)                               Upon five (5) Business Day’s advance notice, the Grantor shall permit each Secured Party (at such Secured Party’s expense) or its employees, accountants, attorneys or agents, access to examine and inspect any Collateral or any other property of the Grantor at any time during ordinary business hours.

9.                                    Collateral Agent’s Right to Perform Contracts, Exercise Rights, etc.  Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) (a) may proceed to perform any and all of the obligations of the Grantor contained in any contract, lease, or other agreement and exercise any and all rights of the Grantor therein contained as fully as the Grantor itself could, (b) shall have the right to use the Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of the Secured Parties’ rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by the Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of the Secured Parties or any of their nominees.

10.                            Collateral Agent Appointed Attorney-in-Fact. The Grantor, on behalf of itself and each New Subsidiary of the Grantor, hereby irrevocably appoints the Collateral Agent (on behalf of all Secured Parties) as the attorney-in-fact of the Grantor and each such New Subsidiary upon the occurrence and during the continuance of an Event of Default. In the event the Grantor or any New Subsidiary fails to execute or deliver in a timely manner any Transaction Document or other agreement, document, certificate or instrument which the Grantor or New Subsidiary now or at any time hereafter is required to execute or deliver pursuant to the terms of the Securities Purchase Agreement or any other Transaction Document, upon the occurrence and during the

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continuance of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) shall have full authority in the place and stead of the Grantor or New Subsidiary, and in the name of the Grantor, such New Subsidiary or otherwise, to execute and deliver each of the foregoing. Without limitation of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) shall have full authority in the place and stead of the Grantor and each New Subsidiary, and in the name of any the Grantor, any such New Subsidiary or otherwise, to take any action and to execute any instrument which the Collateral Agent (on behalf of all Secured Parties) may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)                               to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with any Collateral of the Grantor or New Subsidiary;

(b)                              to receive and open all mail addressed to the Grantor or New Subsidiary and to notify postal authorities to change the address for the delivery of mail to the Grantor or New Subsidiary to that of an address approved by the Collateral Agent (on behalf of all Secured Parties);

(c)                               to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d)                             to file any claims or take any action or institute any proceedings which the Collateral Agent (on behalf of all Secured Parties) may deem reasonably necessary or desirable for the collection of any of the Collateral of the Grantor or New Subsidiary or otherwise to enforce the rights of the Secured Parties with respect to any of the Collateral; and

(e)                               to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, customer lists, advertising matter or other industrial or intellectual property rights, in advertising for the exclusive purpose of sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of the Grantor or New Subsidiary.

To the extent permitted by law, the Grantor hereby ratifies, for itself and each New Subsidiary, all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  Such power-of-attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.                            Collateral Agent May Perform.  If the Grantor fails to perform any agreement contained herein, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) may perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor.

12.                            Collateral Agent’s Duties; Bailee for Perfection.  The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ respective interests in the Collateral and shall not impose any duty upon the Collateral Agent in favor of the Grantor or any

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other Secured Party to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall not have any duty to the Grantor or any other Secured Party as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which is accorded to its own property. The Collateral Agent agrees that, with respect to any Collateral at any time or times in its possession and in which any other Secured Party has a Lien, the Collateral Agent shall be the bailee of each other Secured Party solely for purposes of perfecting (to the extent not otherwise perfected) each other Secured Party’s Lien in such Collateral, provided that the Collateral Agent shall not be obligated to obtain or retain possession of any such Collateral.

13.                            Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) may (a) notify Account Debtors of the Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to the Collateral Agent (on behalf of all Secured Parties) or that the Collateral Agent (on behalf of all Secured Parties) has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of the Secured Obligations.

14.                            Disposition of Pledged Interests by Secured Parties.  None of the Pledged Interests hereafter acquired on the date of acquisition thereof will be registered or qualified under the various federal, state or other securities laws of the United States or any other jurisdiction, and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Grantor understands that in connection with such disposition, the Collateral Agent (on behalf of all Secured Parties) may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal, state and other securities laws and sold on the open market. The Grantor, therefore, agrees that:  (a) if the Collateral Agent (on behalf of all Secured Parties) shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, the Collateral Agent (on behalf of all Secured Parties) shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that the Collateral Agent has handled the disposition in a commercially reasonable manner.

15.                            Voting Rights.

(a)                               Upon the occurrence and during the continuation of an Event of Default, (i) the Collateral Agent (on behalf of all Secured Parties) may, at its option, and with two (2) Business Days prior notice to the Grantor, and in addition to all rights and remedies

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available to the Secured Parties under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests, but under no circumstances is the Collateral Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if the Collateral Agent (on behalf of all Secured Parties) duly exercises its  right to vote any of such Pledged Interests, the Grantor hereby appoints the Collateral Agent (on behalf of all Secured Parties) as the Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner that the Collateral Agent (on behalf of all Secured Parties) deem advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. Such power-of-attorney granted pursuant to this Section 15 is coupled with an interest and shall be irrevocable until this Agreement is terminated.

(b)                              For so long as the Grantor shall have the right to vote the Pledged Interests, it covenants and agrees that it will not, without the prior written consent of the Collateral Agent (on behalf of all Secured Parties), vote or take any consensual action with respect to such Pledged Interests which would materially or adversely affect the rights of the Secured Parties exercising the voting rights owned by the Grantor or the value of the Pledged Interests.

16.                            Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a)                               The Collateral Agent (on behalf of all Secured Parties) may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law.  Without limiting the generality of the foregoing, the Grantor expressly agrees that, in any such event, the Collateral Agent (on behalf of all Secured Parties) without any demand, advertisement, or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or by any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require the Grantor to, and the Grantor hereby agrees that it will at its own expense and upon request of the Collateral Agent (on behalf of all Secured Parties)  promptly, assemble all or part of the Collateral as directed by the Collateral Agent (on behalf of all Secured Parties) and make it available to the Collateral Agent (on behalf of all Secured Parties)  at one or more locations where the Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at the Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as the Collateral Agent (on behalf of all Secured Parties) may deem commercially reasonable.  The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code.  The Collateral Agent shall not be obligated to

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make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent (on behalf of all Secured Parties) may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)                              The Collateral Agent (on behalf of all Secured Parties) is hereby granted a non-exclusive license or other right to use, without liability for royalties or any other charge, the Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by the Grantor or with respect to which the Grantor has rights under license, sublicense, or other agreements (but only to the extent (i) such license, sublicense or agreement does not prohibit such use by the Collateral Agent (on behalf of all Secured Parties), and (ii) the Grantor will not be in default under such license, sublicense, or other agreement as a result of such use by the Collateral Agent (on behalf of all Secured Parties)), as it pertains to the Collateral, for the exclusive purpose of preparing for sale, advertising for sale and effectuating the sale of any Collateral, and the Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of the Collateral Agent (on behalf of all Secured Parties).

(c)                               Any cash held by the Collateral Agent as Collateral and all proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in Section 17 hereof. In the event the proceeds of Collateral are insufficient for the Satisfaction in Full of the Secured Obligations (as defined below), the Grantor shall remain liable for any such deficiency.

(d)                             The Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Collateral Agent (on behalf of all Secured Parties) shall have the right to an immediate writ of possession without notice of a hearing. The Collateral Agent (on behalf of all Secured Parties) shall have the right to the appointment of a receiver for the properties and assets of the Grantor, and the Grantor hereby consents to such rights and such appointment and hereby waives any objection it may have thereto or the right to have a bond or other security posted by the Collateral Agent (on behalf of all Secured Parties).

(e)                               The Collateral Agent (on behalf of all Secured Parties) may, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon the Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to the Grantor’s Deposit Accounts in which any Secured Party’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the Grantor to pay the balance of such Deposit Account to or for the benefit of the Collateral Agent (on behalf of all Secured Parties), and (ii) with respect to the Grantor’s Securities Accounts in which any Secured Party’s Liens are perfected by

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control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the Grantor to (A) transfer any cash in such Securities Account to or for the benefit of the Collateral Agent (on behalf of all Secured Parties), or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of the Collateral Agent (on behalf of all Secured Parties).

17.                            Priority of Liens; Application of Proceeds of Collateral.  Each Secured Party hereby acknowledges and agrees that, notwithstanding the time or order of the filing of any financing statement or other registration or document with respect to the Collateral and the Security Interests, or any provision of this Agreement, any other Security Document, the Code or other applicable law, solely as amongst the Secured Parties, the separate Security Interests of the Secured Parties shall have the same rank and priority; provided, that, the foregoing shall not apply to any Security Interest of a Secured Party that is void or voidable as  a matter of law.  In furtherance thereof, all proceeds of Collateral received by the Collateral Agent shall be applied as follows:

(a)                               first, ratably to pay any expenses due to the Collateral Agent (including, without limitation, the reasonable costs and expenses paid or incurred to correct any default under or enforce any provision of the Transaction Documents, or after the occurrence and during the continuance of any Event of Default in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated);

(b)                              second, to pay any indemnities then due to any of the Secured Parties under the Transaction Documents, until paid in full;

(c)                               third, ratably to pay any fees or premiums then due to any of the Secured Parties under the Transaction Documents, until paid in full;

(d)                             fourth, ratably to pay interest due in respect of the Secured Obligations then due to any of the Secured Parties, until paid in full;

(e)                               fifth, ratably to pay the principal amount of all Secured Obligations then due to any of the Secured Parties, until paid in full;

(f)                                sixth, ratably to pay any other Secured Obligations then due to any of the Secured Parties; and

(g)                              seventh, to Grantor or such other Person entitled thereto under applicable law.

18.                            Remedies Cumulative. Each right, power, and remedy of any Secured Party as provided for in this Agreement or in any other Transaction Document or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or

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otherwise, and the exercise or beginning of the exercise by any Secured Party, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by such Secured Party of any or all such other rights, powers, or remedies.

19.                            Marshaling. No Secured Party shall be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, the Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of any Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantor hereby irrevocably waives the benefits of all such laws.

20.                            Appointment of Collateral Agent; Acknowledgment.

(a)                               The Secured Parties hereby appoint Daniel Landry to act as collateral agent on behalf of all Secured Parties (the “Collateral Agent”). Notwithstanding anything in this Agreement to the contrary, one or more Secured Parties (other than the then Collateral Agent) holding a majority of the then aggregate outstanding principal balance of the Notes (excluding any Notes held by the then acting Collateral Agent) may remove the then-acting Collateral Agent and appoint any other Secured Party to act as the Collateral Agent under this Agreement.

(b)                              In connection with the transactions contemplated by the Securities Purchase Agreement, Resonant LLC will be (i) granting a security interest in all of its assets to the Secured Parties pursuant to a Security Agreement by and between Resonant LLC and the Secured Parties having terms and conditions substantially similar to this Agreement (the “LLC Security Agreement”); and (ii) guarantying the obligations of Grantor under this Agreement and the Notes (the “Guaranty”). The Secured Parties hereby irrevocably grant to the Collateral Agent the authority to sign the LLC Security Agreement and the Guaranty on behalf of the Secured Parties.

(c)                               No Secured Party (which term, as used in this sentence, shall include reference to each Secured Party’s officers, directors, employees, attorneys, agents and affiliates and to the officers, directors, employees, attorneys and agents of such Secured Party’s affiliates) shall: (i) have any duties or responsibilities except those expressly set forth in this Agreement and the other Security Documents or (ii) be required to take, initiate or conduct any enforcement action (including any litigation, foreclosure or collection proceedings hereunder or under any of the other Security Documents).  Without limiting the foregoing, no Secured Party shall have any right of action whatsoever against any other Secured Party as a result of such Secured Party acting or refraining from acting hereunder or under any of the Security Documents except as a

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result and to the extent of losses caused by such Secured Party’s actual gross negligence or willful misconduct.  No Secured Party assumes any responsibility for any failure or delay in performance or breach by the Grantor or any other Secured Party of its obligations under this Agreement or any other Transaction Document.  No Secured Party makes to any other Secured Party any express or implied warranty, representation or guarantee with respect to any Secured Obligations, Collateral, Transaction Document or the Grantor.  No Secured Party nor any of its officers, directors, employees, attorneys or agents shall be responsible to any other Secured Party or any of its officers, directors, employees, attorneys or agents for: (i) any recitals, statements, information, representations or warranties contained in any of the Transaction Documents or in any certificate or other document furnished pursuant to the terms hereof; (ii) the execution, validity, genuineness, effectiveness or enforceability of any of the Transaction Documents; (iii) the validity, genuineness, enforceability, collectability, value, sufficiency or existence of any Collateral, or the attachment, perfection or priority of any Lien therein; or (iv) the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of the Grantor or any Account Debtor.  No Secured Party nor any of its officers, directors, employees, attorneys or agents shall have any obligation to any other Secured Party to ascertain or inquire into the existence of any default or Event of Default, the observance or performance by the Grantor of any of its duties or agreements under any of the Transaction Documents or the satisfaction of any conditions precedent contained in any of the Transaction Documents.

(d)                             Each Secured Party hereby acknowledges and represents that it has, independently and without reliance upon any other Secured Party, and based upon such documents, information and analyses as it has deemed appropriate, made its own credit analysis of the Grantor and its own decision to enter into the Transaction Documents and to purchase the Notes, and each Secured Party has made such inquiries concerning the Transaction Documents, the Collateral and the Grantor as such Secured Party feels necessary and appropriate, and has taken such care on its own behalf as would have been the case had it entered into the Transaction Documents without any other Secured Party.  Each Secured Party hereby further acknowledges and represents that the other Secured Parties have not made any representations or warranties to it concerning the Grantor, any of the Collateral or the legality, validity, sufficiency or enforceability of any of the Transaction Documents.  Each Secured Party also hereby acknowledges that it will, independently and without reliance upon the other Secured Parties, and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in taking or refraining to take any other action under this Agreement or the Transaction Documents.  No Secured Party shall have any duty or responsibility to provide any other Secured Party with any notices, reports or certificates furnished to such Secured Party by the Grantor or any credit or other information concerning the affairs, financial condition, business or assets of the Grantor (or any of its affiliates) which may come into possession of such Secured Party.

21.                            Indemnity and Expenses.

(a)                               Without limiting any obligations of the Grantor under the Securities Purchase Agreement, the Grantor agrees to indemnify all Secured Parties from and

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against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) arising out of or resulting from this Agreement (including enforcement of this Agreement) or any other Transaction Document, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Transaction Documents and the Satisfaction in Full of the Secured Obligations.

(b)                              The Grantor shall, upon demand, pay to the Collateral Agent all of the reasonable costs and expenses which the Collateral Agent may incur in connection with the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Transaction Documents. The Grantor shall, upon demand, pay to each Secured Party all of the reasonable costs and expenses which such Secured Party may incur in connection with (i) the exercise or enforcement of any of the rights of such Secured Party hereunder or (ii) the failure by the Grantor to perform or observe any of the provisions hereof.

22.                            Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES SOLELY WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No provision of this Agreement may be amended other than by an instrument in writing signed by the Grantor and the Collateral Agent, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 22 shall be binding on all Secured Parties, provided that no such amendment shall be effective to the extent that it (a) applies to less than all of the Secured Parties or (b) imposes any obligation or liability on any Secured Party without such Secured Party’s prior written consent (which may be granted or withheld in such Secured Party’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Collateral Agent may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 22 shall be binding on all Secured Parties, provided that no such waiver shall be effective to the extent that it (i) applies to less than all the Secured Parties (unless a party gives a waiver as to itself only) or (ii) imposes any obligation or liability on any Secured Party without such Secured Party’s prior written consent (which may be granted or withheld in such Secured Party’s sole discretion).

23.                            Addresses for Notices. All notices and other communications provided for hereunder (a) shall be given in the form and manner set forth in the Securities Purchase Agreement and (b) shall be delivered, (i) in the case of notice to the Grantor, by delivery of such notice to the Grantor’s address specified in the Securities Purchase Agreement or at such other address as shall be designated by the Grantor in a written notice to each of the Secured Parties in accordance with the provisions thereof, and (ii) in the case of notice to any Secured Party, by delivery of such notice to such Secured Party at its address specified in the Securities Purchase

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Agreement or at such other address as shall be designated by such Secured Party in a written notice to the Grantor and each other Secured Party in accordance with the provisions thereof.

24.                            Separate, Continuing Security Interests; Assignments under Transaction Documents.  This Agreement shall create a separate, continuing security interest in the Collateral in favor of each Secured Party and shall (a) remain in full force and effect until Satisfaction in Full of the Secured Obligations, (b) be binding upon the Grantor, and its permitted successors and permitted assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Parties and their respective successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Secured Party may, in accordance with the provisions of the Transaction Documents, assign or otherwise transfer all or any portion of its rights and obligations under the Transaction Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise. Upon Satisfaction in Full of the Secured Obligations, the Security Interests granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor or any other Person entitled thereto. At such time, each Secured Party will authorize the filing of appropriate termination statements to terminate such Security Interests.  No transfer or renewal, extension, assignment, or termination of this Agreement or any other Transaction Document, or any other instrument or document executed and delivered by the Grantor to any Secured Party nor any additional loans made by any Secured Party to the Grantor, nor the taking of further security, nor the retaking or re-delivery of the Collateral to the Grantor, or any of them, by any Secured Party, nor any other act of the Secured Parties, or any of them, shall release the Grantor from any obligation, except a release or discharge executed in writing by all Secured Parties.  No Secured Party shall by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by such Secured Party and then only to the extent therein set forth. A waiver by any Secured Party of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which such Secured Party would otherwise have had on any other occasion.

25.                            Governing Law; Jurisdiction; Service of Process; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper; provided, however, any suit seeking enforcement against any Collateral or other property may be brought, at any Secured Party’s option, in the courts of any jurisdiction where such Secured Party elects to bring such action or where such Collateral or other property may be found. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process

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and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

26.                            Miscellaneous.

(a)                               This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Security Document mutatis mutandis.

(b)                              Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)                               Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)                             The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)                               The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. For clarification purposes, the Recitals are part of this Agreement.

(f)                                Unless the context of this Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Transaction Document refer to this Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Transaction Document, as the case

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may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). “Satisfaction in Full of the Secured Obligations” shall mean the indefeasible payment in full in cash and discharge, or other satisfaction in accordance with the terms of the Transaction Documents (including, without limitation, conversion of the Notes into equity of the Company) and discharge, of all Secured Obligations in full (other than inchoate indemnity obligations which have not been reduced to a monetary amount and that survive in accordance with their terms). Any reference herein to any Person shall be construed to include such Person’s permitted successors and permitted assigns. Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

(g)                              All dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in The Wall Street Journal on the relevant date of calculation.

[signature pages follow]

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IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTOR:	RESONANT INC., a Delaware corporation

By:
Neal Fenzi, Secretary

SECURED PARTIES:	[ ]

By:
Name:
Title:

SCHEDULE 1

COMMERCIAL TORT CLAIMS

N/A

SCHEDULE 2

REAL PROPERTY

Owned Real Property

N/A

Leased Real Property (used under a license from Superconductor Technologies Inc. rather than a formal lease)

460 Ward Drive, Suite D

Santa Barbara CA 93111

Chief Executive Office

460 Ward Drive, Suite D

Santa Barbara CA 93111

SCHEDULE 3

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

1.            State of Delaware

2.            State of California

SCHEDULE 4

ACCOUNTS

Deposit Accounts

The Company has the following bank accounts with Bank of the West:

1.	General Operating:	028026302

2.	Payroll:	028898825

3.	Money Market:	028026294

Securities Accounts

N/A

Exhibit B-2

LLC Security Agreement

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of June 17, 2013, is made by and among Resonant LLC, a California limited liability company (the “Grantor”), and Daniel Landry as collateral agent (the “Collateral Agent”) on behalf of the Secured Parties (as defined below).

RECITALS

WHEREAS, Resonant Inc., a Delaware corporation of which Grantor is a wholly-owned subsidiary (“Resonant Inc.”), is issuing senior secured promissory notes (the “Notes”) under that certain Securities Purchase Agreement dated as of the date hereof (as such agreement may be amended, restated, supplemented, or otherwise modified from time to time, including all schedules and exhibits thereto, collectively, the “Securities Purchase Agreement”) by and among Resonant Inc. and the purchasers of such Notes (such purchasers, the “Secured Parties”);

WHEREAS, the Secured Parties have made it a condition to their purchase of the Notes that Grantor (i) guaranty the obligations of Resonant Inc. under the Notes pursuant to a Secured Subsidiary Guaranty dated as of the date hereof by and between Grantor and the Collateral Agent on behalf of the Secured Parties (the “Guaranty”), and (ii) grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of its obligations under the Guaranty;

WHEREAS, Resonant Inc. intends to use a portion of the proceeds from the sale of the Notes for the benefit of Grantor, and Grantor is therefore willing to enter into the Guaranty and grant such security interest;

WHEREAS, the Secured Parties have appointed and authorized the Collateral Agent to execute this Agreement on their behalf and to hold the security interests and other rights granted hereunder.

AGREEMENTS

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                    Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Notes. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Notes; provided, however, if the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)                               “Account” means an account (as that term is defined in the Code).

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(b)                              “Account Debtor” means an account debtor (as that term is defined in the Code).

(c)                               “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

(d)                             “Books” means books and records (including, without limitation, the Grantor’s Records) indicating, summarizing, or evidencing the Grantor’s assets (including the Collateral) or liabilities, the Grantor’s Records relating to its business operations (including, without limitation, stock ledgers) or financial condition, and the Grantor’s goods or General Intangibles related to such information.

(e)                               “Chattel Paper” means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

(f)                                “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to any Secured Party’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(g)                              “Collateral” has the meaning specified therefor in Section 2.

(h)                              “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1 attached hereto.

(i)                                  “Control Agreement” means a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, executed and delivered by Grantor, the Collateral Agent (on behalf of all Secured Parties), and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account), as may be amended, restated, supplemented, or otherwise modified from time to time. Notwithstanding the foregoing, if the Grantor provides a proposed form of Control Agreement to the Collateral Agent for approval, and the Collateral Agent does not provide comments or approval of such proposed form within twenty (20) days following receipt thereof from the Grantor or, thereafter, fails to negotiate with the securities intermediary or bank in a good faith, reasonable and timely manner in order to reach agreement on such form, the proposed form of Control Agreement shall be deemed to be reasonably satisfactory to the Collateral Agent.

(j)                                  “Copyrights” means all copyrights and copyright registrations, and also includes (i) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof,

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(iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Grantor’s business symbolized by the foregoing or connected therewith, and (v) all of Grantor’s rights corresponding thereto throughout the world.

(k)                              “Deposit Account” means a deposit account (as that term is defined in the Code).

(l)                                  “Equipment” means all equipment (as that term is defined in the Code) in all of its forms of the Grantor, wherever located, and including, without limitation, all machinery, apparatus, installation facilities and other tangible personal property, and all parts thereof and all accessions, additions, attachments, improvements, substitutions, replacements and proceeds thereto and therefor.

(m)                          “Event of Default” has the meaning specified therefor in the Notes.

(n)                              “General Intangibles” means general intangibles (as that term is defined in the Code) and, in any event, includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, programming materials, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment under any royalty or licensing agreements (including Intellectual Property Licenses), infringement claims, commercial computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company that do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(o)                              “Governmental Authority” means any domestic or foreign federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

(p)                              “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law or any equivalent laws in any other jurisdiction, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(q)                              “Intellectual Property” means Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists, and Intellectual Property Licenses.

(r)                                 “Intellectual Property Licenses” means rights under or interests in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the Grantor is a licensee or licensor under any

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such license agreement, as may be amended, restated, supplemented, or otherwise modified from time to time.

(s)                                “Inventory” means all inventory (as that term is defined in the Code) in all of its forms of the Grantor, wherever located, including, without limitation, (i) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and (ii) all goods which are returned to or repossessed by the Grantor, and all accessions thereto, products thereof and documents therefor.

(t)                                 “Investment Related Property” means (i) investment property (as that term is defined in the Code), and (ii) all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(u)                              “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind.

(v)                              “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts, and documents.

(w)                          “Notes” has the meaning specified therefor in the recitals to this Agreement.

(x)                              “Patents” means all patents and patent applications, and also includes (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of Grantor’s rights corresponding thereto throughout the world.

(y)                              “Permitted Liens” means (i) Liens for taxes, government assessments, and other similar charges, and charges and claims for labor, materials, and supplies, in each case not yet due and payable or being contested in good faith by appropriate proceedings and for which there are adequate reserves on the Grantor’s books; (ii) workers or unemployment compensation liens arising in the ordinary course of business; (iii) carrier’s, mechanic’s, materialman’s, supplier’s, vendor’s, landlord’s, or similar liens arising in the ordinary course of business securing amounts that are not delinquent or past due or that are being contested in good faith by appropriate proceedings; (iv) Liens relating to purchase money security interests arising in the ordinary course of business; (v) building restrictions, zoning and other government ordinances, easements, rights of way, and other restrictions of legal record, and minor defects and irregularities in title, affecting real property which may or may not be revealed by a survey and would not, individually or in the aggregate, materially interfere with the value or usefulness of such real property to the business; (vi) Liens securing the Grantor’s obligations under real property leases; (vii) banker’s liens imposed by law, including liens in favor of collecting

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banks arising under Section 4-210 of the Uniform Commercial Code; (viii) liens and security interests on deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (ix) licenses of a Company Entity’s Intellectual Property Rights (as defined in the Securities Purchase Agreement) entered into in the ordinary course of business; (x) Liens over all of the Collateral in favor of STI (as defined in the Securities Purchase Agreement) or its permitted assigns securing the STI Note (as defined in the Securities Purchase Agreement); and (xi) Liens granted to the Escrow Agent under the Escrow Agreement (as those terms are defined in the Securities Purchase Agreement).

(z)                               “Permitted Transfers” means (i) sales of Inventory in the ordinary course of business, (ii) licenses in the ordinary course of business for the use of Intellectual Property that terminate on or prior to the Maturity Date, or (iii) dispositions of worn-out, obsolete or surplus Equipment at fair market value in the ordinary course of business.

(aa)                        “Person” has the meaning specified therefor in the Securities Purchase Agreement.

(bb)                      “Pledged Companies” means each Person all or a portion of whose Stock is acquired or otherwise owned by the Grantor after the date hereof.

(cc)                        “Pledged Interests” means all of Grantor’s right, title and interest in and to all of the Stock now or hereafter owned by Grantor, regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(dd)                    “Pledged Operating Agreements” means all of Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies, as may be amended, restated, supplemented, or otherwise modified from time to time.

(ee)                        “Pledged Partnership Agreements” means all of Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships, as may be amended, restated, supplemented, or otherwise modified from time to time.

(ff)                          “Proceeds” has the meaning specified therefor in Section 2.

(gg)                      “Real Property” means any estates or interests in real property now owned or hereafter acquired by Grantor and the improvements thereto.

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(hh)                      “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(ii)                              “Secured Obligations” means the Obligations as defined in the Guaranty.

(jj)                              “Securities Account” means a securities account (as that term is defined in the Code).

(kk)                      “Security Documents” means, collectively, this Agreement, each Control Agreement and each other security agreement, pledge agreement, assignment, mortgage, security deed, deed of trust, and other agreement or document executed and delivered by the Grantor as security for any of the Secured Obligations, as may be amended, restated, supplemented, or otherwise modified from time to time.

(ll)                              “Security Interest” and “Security Interests” have the meanings specified therefor in Section 2.

(mm)              “Stock” means all shares, options, warrants, interests (including, without limitation, membership and partnership interests), participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the United States Securities and Exchange Commission and any successor thereto under the Securities Exchange Act of 1934, as in effect from time to time).

(nn)                      “Supporting Obligations” means supporting obligations (as such term is defined in the Code).

(oo)                      “Trademarks” means all trademarks, trade names, trademark applications, service marks, service mark applications, and also includes (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Grantor’s business symbolized by the foregoing or connected therewith, and (v) all of Grantor’s rights corresponding thereto throughout the world.

(pp)                      “Transaction Documents” means this Agreement, the other Security Documents and the Guaranty.

(qq)                      “URL” means “uniform resource locator,” an internet web address.

2.                                    Grant of Security. The Grantor hereby unconditionally grants, assigns, and pledges to Collateral Agent on behalf of each Secured Party a separate, continuing security interest (each, a “Security Interest” and, collectively, the “Security Interests”) in all assets of the Grantor whether now owned or hereafter acquired or arising and wherever located (collectively, the “Collateral”), including, without limitation, the Grantor’s right, title, and

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interest in and to the following, whether now owned or hereafter acquired or arising and wherever located:

(a)                               all of the Grantor’s Accounts;

(b)                              all of the Grantor’s Books;

(c)                               all of the Grantor’s Chattel Paper;

(d)                             all of the Grantor’s Deposit Accounts;

(e)                               all of the Grantor’s Equipment and fixtures;

(f)                                all of the Grantor’s General Intangibles;

(g)                              all of the Grantor’s Intellectual Property;

(h)                              all of the Grantor’s Inventory;

(i)                                  all of the Grantor’s Investment Related Property;

(j)                                  all of the Grantor’s Negotiable Collateral;

(k)                              all of the Grantor’s Real Property;

(l)                                  all of the Grantor’s rights in respect of Supporting Obligations;

(m)                          all of the Grantor’s Commercial Tort Claims;

(n)                              all of the Grantor’s money, cash, cash equivalents, or other assets of the Grantor that now or hereafter come into the possession, custody, or control of any Secured Party; and

(o)                              all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Intellectual Property, Inventory, Investment Related Property, Negotiable Collateral, Real Estate, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold,

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exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to the Grantor or any Secured Party from time to time with respect to any of the Investment Related Property.

Notwithstanding anything to the contrary contained in clauses (a) through (o) above, the Security Interest created by this Agreement shall not extend to, and the term “Collateral” shall not include, any Excluded Property; provided, however that, if any Excluded Property would have otherwise constituted Collateral, when such property shall cease to be Excluded Property, such property shall be deemed at all times from and after such date to constitute Pledged Collateral.  For purposes hereof, “Excluded Property” shall mean, collectively: (i) the Stock of any direct subsidiary of the Grantor that is a controlled foreign corporation (as defined in Section 957 of the Internal Revenue Code (a “CFC”)) in excess of 65% of the total combined voting power of all classes of Stock of such CFC that are entitled to vote (within the meaning of Section 1.956-2(c)(2) of the Treasury Regulations); (ii) any right, title or interest in any permit, lease, license, contract, instrument, document, franchise, General Intangible or other agreement entered into by the Grantor (A) that prohibits the creation by the Grantor of a Lien thereon or requires the consent of any third party which consent has not been obtained as a condition to the creation of such Lien or which would be breached or give any party the right to terminate it as a result of creation of such or Lien, but only if any such prohibition or restriction is not rendered ineffective under Code Section 9-408 or other applicable law, or (B) to the extent that any Law applicable thereto prohibits the creation of a Lien thereon, but only, in each case, to the extent, and for so long as, such prohibition or requirement for consent is not terminated or rendered unenforceable or otherwise deemed ineffective by the Code or any other applicable Law; (iii) any property now owned or hereafter acquired by the Grantor that is subject to a purchase money Lien or a capital lease permitted under the Transaction Documents if the contractual obligation pursuant to which such Lien is granted (or the documentation providing for such purchase money Lien or capital lease) prohibits the creation by the Grantor of a Lien thereon or requires the consent of any third party which consent has not been obtained as a condition to the creation of any other Lien on such property and the imposition of the Security Interest would result in a default under the terms of any such purchase money Lien; (iv) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed); (v) any property to the extent that such grant of a security interest is prohibited by a governmental authority, or requires a consent not obtained of any governmental authority which prohibition or requirement of consent is not rendered ineffective by the Code; or (vi) leasehold interests in Real Property with respect to which the Grantor is a tenant or subtenant if any such Security Interest is prohibited under the applicable lease; provided, however, “Excluded Property” shall not include any Proceeds, products, substitutions or replacements of any Excluded Property (unless such Proceeds, products, substitutions or replacements would constitute Excluded Property).

3.                                    Security for Obligations. This Agreement and the Security Interests created hereby secure the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by the Grantor to Secured Parties, or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Grantor.

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4.                                    Grantor Remains Liable.  Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Collateral Agent of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) the Collateral Agent shall not have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement or any other Transaction Document, the Grantor shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of its businesses, subject to and upon the terms hereof and the other Transaction Documents.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the Grantor until the occurrence of an Event of Default and until the Collateral Agent (on behalf of all Secured Parties) shall notify the Grantor of its exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

5.                                    Representations and Warranties.  The Grantor hereby represents and warrants as follows:

(a)                               The exact legal name of the Grantor is set forth in the preamble to this Agreement.

(b)                              The Grantor does not own any Real Property.  Schedule 2 attached hereto sets forth (i) all Real Property leased by the Grantor, together with all other locations of Collateral, as of the date hereof, and (ii) the chief executive office of the Grantor as of the date hereof.

(c)                               This Agreement creates a valid security interest in all of the Collateral of the Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or reasonably desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing the Grantor, as a debtor, and Secured Parties, as secured parties, in the jurisdictions listed on Schedule 3 attached hereto. Upon the making of such filings, the Secured Parties shall each have a first priority perfected security interest in all of the Collateral of the Grantor to the extent such security interest can be perfected by the filing of a financing statement (subject to Permitted Liens). Subject to Section 6(c), all action by the Grantor necessary to perfect and reasonably necessary to protect such security interest on each item of Collateral has been duly taken; provided, however, that the Grantor shall not be required to obtain or file a leasehold mortgage with respect to any leased Real Property.

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(d)                             Except for the Security Interests created hereby, no Collateral is subject to any Lien as of the date hereof, except for Permitted Liens.

(e)                               No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by the Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by the Grantor, or (ii) for the exercise by any Secured Party of the voting or other rights provided in this Agreement with respect to Investment Related Property pledged hereunder or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

(f)                                Schedule 4 contains a complete and accurate list of all of the Grantor’s Deposit Accounts and Securities Accounts as of the date hereof.

6.                                    Covenants.  The Grantor covenants and agrees with each Secured Party that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 24 hereof:

(a)                               Possession of Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper with a value in excess of $100,000 in the aggregate, and if and to the extent that perfection or priority of Secured Parties’ respective Security Interests is dependent on or enhanced by possession, the Grantor, immediately upon the request of the Collateral Agent (on behalf of all Secured Parties), shall execute such other documents and instruments as shall be reasonably requested by the Collateral Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to the Collateral Agent (on behalf of all Secured Parties), together with such undated powers endorsed in blank as shall be requested by the Collateral Agent.

(b)                              Chattel Paper.

(i)                                     The Grantor shall take all steps reasonably necessary to grant each Secured Party control of all Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Purchase Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction; and

(ii)                                 If the Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Securities Purchase Agreement), promptly upon the request of any Secured Party, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interests of [names of Secured Parties].”

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(c)                               Control Agreements.  Each of the Secured Parties acknowledges and agrees that the Grantor shall not be required to perfect the Secured Parties’ Security Interest in any Deposit Account constituting a payroll account. The Grantor shall not establish or maintain any Deposit Account or Securities Account (or any other similar account) other than a payroll account unless (i) the Grantor shall have provided each Secured Party with ten (10) days’ advance written notice of each such account and (ii) if an Event of Default has occurred and is then continuing, the Secured Parties shall have received a Control Agreement in respect of such account concurrently with the opening thereof. From and after the occurrence and during the continuance of any Event of Default, the Grantor shall ensure that all of its Account Debtors forward payment of the amounts owed by them directly to a Deposit Account that is subject to a Control Agreement and deposit or cause to be deposited promptly, and in any event no later than the first (1st) Business Day after the date of receipt thereof, all of their collections (including those sent directly by their Account Debtors to the Grantor) into a Deposit Account subject to a Control Agreement. Upon the request of the Collateral Agent (on behalf of all Secured Parties) from and after the occurrence and during the continuance of any Event of Default, the Grantor shall promptly (but in no event later than ten (10) Business Days after such request therefor) cause each of its Deposit Accounts and Securities Accounts to be subject to a Control Agreement in favor of the Secured Parties.

(d)                             Letter-of-Credit Rights.  In the event that the Grantor is or becomes the beneficiary of one or more letters of credit with a face amount of greater than $50,000 individually or $200,000 in the aggregate, the Grantor shall promptly (and in any event within five (5) Business Days after becoming a beneficiary) notify the Secured Parties thereof and, upon the request by the Collateral Agent (on behalf of all Secured Parties), use commercially reasonable efforts to enter into a multi-party agreement with the Secured Parties and the issuing or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to the Secured Parties and directing all payments thereunder to the Secured Parties during the continuance of an Event of Default following notice from the Collateral Agent, all in form and substance satisfactory to the Collateral Agent (on behalf of all Secured Parties).

(e)                               Commercial Tort Claims.  The Grantor shall promptly (and in any event within five (5) Business Days of receipt thereof) notify the Secured Parties in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof and, upon request of the Collateral Agent (on behalf of all Secured Parties), promptly amend Schedule 1 to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed reasonably necessary or desirable by the Collateral Agent (on behalf of all Secured Parties) to give the Secured Parties a first priority, perfected security interest (subject to Permitted Liens) in any such Commercial Tort Claim.

(f)                                Government Contracts.  If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, the Grantor shall promptly (and in any event within five (5)

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Business Days of the creation thereof) notify the Secured Parties thereof in writing and use commercially reasonable efforts to execute any instruments or take any steps reasonably required by the Collateral Agent (on behalf of all Secured Parties) in order that all moneys due or to become due under such contract or contracts shall be assigned to the Secured Parties during the continuance of an Event of Default following notice from the Collateral Agent, and shall provide written notice thereof and use commercially reasonable efforts to take all other appropriate actions under the Assignment of Claims Act or other applicable law to provide each Secured Party a first-priority perfected security interest (subject to Permitted Liens) in such contract.

(g)                              Investment Related Property.

(i)                                     If the Grantor shall receive or become entitled to receive any Pledged Interests after the date hereof, it shall promptly (and in any event within five (5) Business Days of receipt thereof) identify such Pledged Interests in a written notice to the Secured Parties;

(ii)                                 Upon the request of the Collateral Agent during the continuance of an Event of Default, all sums of money and property paid or distributed in respect of the Investment Related Property pledged hereunder which are received by the Grantor shall be held by the Grantor in trust for the benefit of the Secured Parties segregated from the Grantor’s other property, and the Grantor shall deliver it promptly to the Secured Parties in the exact form received;

(iii)                             The Grantor shall promptly deliver to the Secured Parties a copy of each material notice or other written communication received by it in respect of any Pledged Interests;

(iv)                             The Grantor shall not make or consent to any material amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests;

(v)                                 The Grantor agrees that it will cooperate with the Secured Parties in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interests on the Investment Related Property pledged hereunder or any sale or transfer thereof; and

(vi)                             As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, the Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) shall not be dealt in or traded on securities exchanges or in securities markets, (B) will not constitute investment company securities, and (C) will not be held by the Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership

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Agreement, shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(h)                              Transfers and Other Liens.  The Grantor shall not (i) sell, lease, license, assign (by operation of law or otherwise), transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, except for Permitted Transfers or as expressly permitted by this Agreement and the other Transaction Documents, or (ii) except for Permitted Liens, create or permit to exist any Lien upon or with respect to any of the Collateral without the consent of the Collateral Agent. The inclusion of Proceeds in the Collateral shall not be deemed to constitute consent by any Secured Party to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Transaction Documents. Notwithstanding anything contained in this Agreement to the contrary, Permitted Liens (other than Liens over all of the Collateral in favor of Superconductor Technologies, Inc. or its permitted assigns securing the STI Note (as defined in the Securities Purchase Agreement) shall not be permitted with respect to any Pledged Interests.

(i)                                  Preservation of Existence.  The Grantor shall maintain and preserve its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where failure to be so qualified could not reasonably be expected to have a Material Adverse Effect (as defined in the Securities Purchase Agreement).

(j)                                  Maintenance of Properties. The Grantor shall maintain and preserve all of its properties which are reasonably necessary in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all material leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(k)                              Maintenance of Insurance. The Grantor shall maintain insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, property, hazard, rent and business interruption insurance) with respect to all of its assets and properties (including, without limitation, all real properties leased or owned by it and any and all Inventory and Equipment) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated, in each case, reasonably acceptable to the Collateral Agent (on behalf of all Secured Parties), it being acknowledged by the Collateral Agent (on behalf of all Secured Parties) that the amount and coverage level in effect as of the date hereof is reasonably acceptable to the Collateral Agent (on behalf of all Secured Parties).

(l)                                  Other Actions as to Any and All Collateral.  The Grantor shall promptly (and in any event within five (5) Business Days of acquiring or obtaining such Collateral) notify the Secured Parties in writing upon (i) acquiring or otherwise obtaining any

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Collateral after the date hereof consisting of Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in Article 9 of the Code), promissory notes (as defined in the Code) or instruments (as defined in the Code) collectively having an aggregate value in excess of $100,000 or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments and, in each such case upon the request of the Collateral Agent (on behalf of all Secured Parties), promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property and do such other acts or things deemed reasonably necessary or desirable by the Collateral Agent (on behalf of all Secured Parties) to protect the Secured Parties’ respective Security Interests therein.

7.                                    Relation to Other Transaction Documents.  In the event of any conflict between any provision in this Agreement and any provision in the Guaranty, such provision of the Guaranty shall control, except to the extent the applicable provision in this Agreement is more restrictive with respect to the rights of the Grantor or imposes more burdensome or additional obligations on the Grantor, in which event the applicable provision in this Agreement shall control.

8.                                    Further Assurances.

(a)                               The Grantor agrees that from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or that the Collateral Agent (on behalf of all Secured Parties) may reasonably request, in order to perfect and protect the Security Interests granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any of the Collateral.

(b)                              The Grantor authorizes the filing by the Collateral Agent (on behalf of all Secured Parties) of financing or continuation statements, or amendments thereto, including, but limited to, the recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the United States Patent and Trademark Office and the United States Copyright Office, and Grantor will execute and deliver to the Collateral Agent such other instruments or notices, as may be reasonably necessary or as the Collateral Agent may reasonably request, in order to perfect and preserve the Security Interests granted or purported to be granted hereby. Upon the Satisfaction in Full of the Secured Obligations, the Collateral Agent shall (at Grantor’s expense) file a termination statement and/or other necessary documents terminating and releasing any and all financing statements or Liens on the Collateral pursuant to Section 24 within five (5) Business Days following a written request therefor from Grantor. If the Collateral Agent does not file such termination statement or other necessary documents within ten (10) Business Days following such written request, the Collateral Agent hereby authorizes the Grantor to file the same on its behalf.

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(c)                               The Grantor authorizes the Collateral Agent (on behalf of all Secured Parties) at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all real and personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. The Grantor also hereby ratifies any and all financing statements or amendments previously filed by the Collateral Agent in any jurisdiction.

(d)                             Subject to Section 8(b), the Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Collateral Agent (on behalf of all Secured Parties), subject to the Grantor’s rights under Section 9-509(d)(2) of the Code.

(e)                               Upon five (5) Business Day’s advance notice, the Grantor shall permit each Secured Party (at such Secured Party’s expense) or its employees, accountants, attorneys or agents, access to examine and inspect any Collateral or any other property of the Grantor at any time during ordinary business hours.

9.                                    Collateral Agent’s Right to Perform Contracts, Exercise Rights, etc.  Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) (a) may proceed to perform any and all of the obligations of the Grantor contained in any contract, lease, or other agreement and exercise any and all rights of the Grantor therein contained as fully as the Grantor itself could, (b) shall have the right to use the Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of the Secured Parties’ rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by the Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of the Secured Parties or any of their nominees.

10.                            Collateral Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Collateral Agent (on behalf of all Secured Parties) as the attorney-in-fact of the Grantor upon the occurrence and during the continuance of an Event of Default. In the event the Grantor fails to execute or deliver in a timely manner any Transaction Document or other agreement, document, certificate or instrument which the Grantor now or at any time hereafter is required to execute or deliver pursuant to the terms of any Transaction Document, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) shall have full authority in the place and stead of the Grantor and in the name of the Grantor to execute and deliver each of the foregoing. Without limitation of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) shall have full authority in the place and stead of the Grantor, and in the name of any the Grantor or otherwise, to take any action and to execute any instrument which the Collateral Agent (on behalf of all Secured Parties) may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

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(a)                               to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with any Collateral;

(b)                              to receive and open all mail addressed to the Grantor and to notify postal authorities to change the address for the delivery of mail to the Grantor to that of an address approved by the Collateral Agent (on behalf of all Secured Parties);

(c)                               to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d)                             to file any claims or take any action or institute any proceedings which the Collateral Agent (on behalf of all Secured Parties) may deem reasonably necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Parties with respect to any of the Collateral; and

(e)                               to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, customer lists, advertising matter or other industrial or intellectual property rights, in advertising for the exclusive purpose of sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of the Grantor.

To the extent permitted by law, the Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  Such power-of-attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.                            Collateral Agent May Perform.  If the Grantor fails to perform any agreement contained herein, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) may perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor.

12.                            Collateral Agent’s Duties; Bailee for Perfection.  The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ respective interests in the Collateral and shall not impose any duty upon the Collateral Agent in favor of the Grantor or any other Secured Party to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall not have any duty to the Grantor or any other Secured Party as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which is accorded to its own property. The Collateral Agent agrees that, with respect to any Collateral at any time or times in its possession and in which any other Secured Party has a Lien, the Collateral Agent shall be the bailee of each other Secured Party solely for purposes of perfecting (to the extent not otherwise

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perfected) each other Secured Party’s Lien in such Collateral, provided that the Collateral Agent shall not be obligated to obtain or retain possession of any such Collateral.

13.                            Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) may (a) notify Account Debtors of the Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to the Collateral Agent (on behalf of all Secured Parties) or that the Collateral Agent (on behalf of all Secured Parties) has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of the Secured Obligations.

14.                            Disposition of Pledged Interests by Secured Parties.  None of the Pledged Interests hereafter acquired on the date of acquisition thereof will be registered or qualified under the various federal, state or other securities laws of the United States or any other jurisdiction, and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Grantor understands that in connection with such disposition, the Collateral Agent (on behalf of all Secured Parties) may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal, state and other securities laws and sold on the open market. The Grantor, therefore, agrees that:  (a) if the Collateral Agent (on behalf of all Secured Parties) shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, the Collateral Agent (on behalf of all Secured Parties) shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that the Collateral Agent has handled the disposition in a commercially reasonable manner.

15.                            Voting Rights.

(a)                               Upon the occurrence and during the continuation of an Event of Default, (i) the Collateral Agent (on behalf of all Secured Parties) may, at its option, and with two (2) Business Days prior notice to the Grantor, and in addition to all rights and remedies available to the Secured Parties under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests, but under no circumstances is the Collateral Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if the Collateral Agent (on behalf of all Secured Parties) duly exercises its right to vote any of such Pledged Interests, the Grantor hereby appoints the Collateral Agent (on behalf of all Secured Parties) as the Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner that the Collateral Agent (on behalf of all Secured Parties) deem advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. Such

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power-of-attorney granted pursuant to this Section 15 is coupled with an interest and shall be irrevocable until this Agreement is terminated.

(b)                              For so long as the Grantor shall have the right to vote the Pledged Interests, it covenants and agrees that it will not, without the prior written consent of the Collateral Agent (on behalf of all Secured Parties), vote or take any consensual action with respect to such Pledged Interests which would materially or adversely affect the rights of the Secured Parties exercising the voting rights owned by the Grantor or the value of the Pledged Interests.

16.                            Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a)                               The Collateral Agent (on behalf of all Secured Parties) may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law.  Without limiting the generality of the foregoing, the Grantor expressly agrees that, in any such event, the Collateral Agent (on behalf of all Secured Parties) without any demand, advertisement, or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or by any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require the Grantor to, and the Grantor hereby agrees that it will at its own expense and upon request of the Collateral Agent (on behalf of all Secured Parties)  promptly, assemble all or part of the Collateral as directed by the Collateral Agent (on behalf of all Secured Parties) and make it available to the Collateral Agent (on behalf of all Secured Parties)  at one or more locations where the Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at the Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as the Collateral Agent (on behalf of all Secured Parties) may deem commercially reasonable.  The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent (on behalf of all Secured Parties) may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)                              The Collateral Agent (on behalf of all Secured Parties) is hereby granted a non-exclusive license or other right to use, without liability for royalties or any other charge, the Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar

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nature, whether owned by the Grantor or with respect to which the Grantor has rights under license, sublicense, or other agreements (but only to the extent (i) such license, sublicense or agreement does not prohibit such use by the Collateral Agent (on behalf of all Secured Parties), and (ii) the Grantor will not be in default under such license, sublicense, or other agreement as a result of such use by the Collateral Agent (on behalf of all Secured Parties)), as it pertains to the Collateral, for the exclusive purpose of preparing for sale, advertising for sale and effectuating the sale of any Collateral, and the Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of the Collateral Agent (on behalf of all Secured Parties).

(c)                               Any cash held by the Collateral Agent as Collateral and all proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in Section 17 hereof. In the event the proceeds of Collateral are insufficient for the Satisfaction in Full of the Secured Obligations (as defined below), the Grantor shall remain liable for any such deficiency.

(d)                             The Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Collateral Agent (on behalf of all Secured Parties) shall have the right to an immediate writ of possession without notice of a hearing. The Collateral Agent (on behalf of all Secured Parties) shall have the right to the appointment of a receiver for the properties and assets of the Grantor, and the Grantor hereby consents to such rights and such appointment and hereby waives any objection it may have thereto or the right to have a bond or other security posted by the Collateral Agent (on behalf of all Secured Parties).

(e)                               The Collateral Agent (on behalf of all Secured Parties) may, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon the Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to the Grantor’s Deposit Accounts in which any Secured Party’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the Grantor to pay the balance of such Deposit Account to or for the benefit of the Collateral Agent (on behalf of all Secured Parties), and (ii) with respect to the Grantor’s Securities Accounts in which any Secured Party’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the Grantor to (A) transfer any cash in such Securities Account to or for the benefit of the Collateral Agent (on behalf of all Secured Parties), or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of the Collateral Agent (on behalf of all Secured Parties).

17.                            Priority of Liens; Application of Proceeds of Collateral.  Each Secured Party hereby acknowledges and agrees that, notwithstanding the time or order of the filing of any financing statement or other registration or document with respect to the Collateral and the

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Security Interests, or any provision of this Agreement, any other Security Document, the Code or other applicable law, solely as amongst the Secured Parties, the separate Security Interests of the Secured Parties shall have the same rank and priority; provided, that, the foregoing shall not apply to any Security Interest of a Secured Party that is void or voidable as  a matter of law.  In furtherance thereof, all proceeds of Collateral received by the Collateral Agent shall be applied as follows:

(a)                               first, ratably to pay any expenses due to the Collateral Agent (including, without limitation, the reasonable costs and expenses paid or incurred to correct any default under or enforce any provision of the Transaction Documents, or after the occurrence and during the continuance of any Event of Default in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated);

(b)                              second, to pay any indemnities then due to any of the Secured Parties under the Transaction Documents, until paid in full;

(c)                               third, ratably to pay any fees or premiums then due to any of the Secured Parties under the Transaction Documents, until paid in full;

(d)                             fourth, ratably to pay interest due to any of the Secured Parties under the Notes to the extent such interest then constitutes a portion of the Secured Obligations, until paid in full;

(e)                               fifth, ratably to pay the principal amount then due to any of the Secured Parties under the Notes to the extent such principal then constitutes a portion of the Secured Obligations, until paid in full;

(f)                                sixth, ratably to pay any other Secured Obligations then due to any of the Secured Parties; and

(g)                              seventh, to Grantor or such other Person entitled thereto under applicable law.

18.                            Remedies Cumulative. Each right, power, and remedy of any Secured Party (or of the Collateral Agent on behalf of the Secured Parties) as provided for in this Agreement or in any other Transaction Document or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by any Secured Party, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by such Secured Party of any or all such other rights, powers, or remedies.

19.                            Marshaling. The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or

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other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, the Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of any Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantor hereby irrevocably waives the benefits of all such laws.

20.                            Acknowledgment. No Secured Party (which term, as used in this sentence, shall include reference to each Secured Party’s officers, directors, employees, attorneys, agents and affiliates and to the officers, directors, employees, attorneys and agents of such Secured Party’s affiliates) shall: (i) have any duties or responsibilities except those expressly set forth in this Agreement and the other Security Documents or (ii) be required to take, initiate or conduct any enforcement action (including any litigation, foreclosure or collection proceedings hereunder or under any of the other Security Documents).  Without limiting the foregoing, no Secured Party shall have any right of action whatsoever against any other Secured Party as a result of such Secured Party acting or refraining from acting hereunder or under any of the Security Documents except as a result and to the extent of losses caused by such Secured Party’s actual gross negligence or willful misconduct.  No Secured Party assumes any responsibility for any failure or delay in performance or breach by the Grantor or any other Secured Party of its obligations under this Agreement or any other Transaction Document.  No Secured Party makes to any other Secured Party any express or implied warranty, representation or guarantee with respect to any Secured Obligations, Collateral, Transaction Document or the Grantor.  No Secured Party nor any of its officers, directors, employees, attorneys or agents shall be responsible to any other Secured Party or any of its officers, directors, employees, attorneys or agents for: (i) any recitals, statements, information, representations or warranties contained in any of the Transaction Documents or in any certificate or other document furnished pursuant to the terms hereof; (ii) the execution, validity, genuineness, effectiveness or enforceability of any of the Transaction Documents; (iii) the validity, genuineness, enforceability, collectability, value, sufficiency or existence of any Collateral, or the attachment, perfection or priority of any Lien therein; or (iv) the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of the Grantor or any Account Debtor.  No Secured Party nor any of its officers, directors, employees, attorneys or agents shall have any obligation to any other Secured Party to ascertain or inquire into the existence of any default or Event of Default, the observance or performance by the Grantor of any of its duties or agreements under any of the Transaction Documents or the satisfaction of any conditions precedent contained in any of the Transaction Documents.

21.                            Indemnity and Expenses.

(a)                               The Grantor agrees to indemnify all Secured Parties from and against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) arising out of or resulting from this Agreement (including enforcement of this Agreement) or any other Transaction Document, except claims, losses or liabilities resulting from the gross

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negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Transaction Documents and the Satisfaction in Full of the Secured Obligations.

(b)                              The Grantor shall, upon demand, pay to the Collateral Agent all of the reasonable costs and expenses which the Collateral Agent may incur in connection with the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Transaction Documents. The Grantor shall, upon demand, pay to each Secured Party all of the reasonable costs and expenses which such Secured Party may incur in connection with (i) the exercise or enforcement of any of the rights of such Secured Party hereunder or (ii) the failure by the Grantor to perform or observe any of the provisions hereof.

22.                            Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES SOLELY WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No provision of this Agreement may be amended other than by an instrument in writing signed by the Grantor and the Collateral Agent, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 22 shall be binding on all Secured Parties, provided that no such amendment shall be effective to the extent that it (a) applies to less than all of the Secured Parties or (b) imposes any obligation or liability on any Secured Party without such Secured Party’s prior written consent (which may be granted or withheld in such Secured Party’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Collateral Agent may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 22 shall be binding on all Secured Parties, provided that no such waiver shall be effective to the extent that it (i) applies to less than all the Secured Parties (unless a party gives a waiver as to itself only) or (ii) imposes any obligation or liability on any Secured Party without such Secured Party’s prior written consent (which may be granted or withheld in such Secured Party’s sole discretion).

23.                            Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, if delivered personally; (ii) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient) and (iv) if sent by overnight courier service, one (1) business day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

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If to the Company:

Resonant LLC

460 Ward Drive, Suite D

Santa Barbara CA 93111

Facsimile: NONE

E-mail: tlingren@resonantwireless.com

Attention: Chief Executive Officer

With copies (for informational purposes only) to:

460 Ward Drive, Suite D

Santa Barbara, CA 93111

Fax Number None

E-mail: dchristopher@resonantwireless.com

Attention: General Counsel; and

GTC Law Group CA LLP & Affiliates

Attention: Adam M. Klotz

Fax Number: (310) 496-1251

E-mail: aklotz@gtclawgroup.com

If to Collateral Agent:

Daniel Landry

c/o MDB Capital

401 Wilshire Boulevard, Suite 1020

Santa Monica, CA 90401

Facsimile: (310) 526-5020

with a copy (for informational purposes only) to:

Golenbock Eiseman Assor Bell & Peskoe LLP

437 Madison Avenue, 40th Floor

New York, New York 10022

Facsimile:  (212) 754-0330

E-mail:  ahudders@golenbock.com

cvandemark@golenbock.com

Attention:                              Andrew D. Hudders, Esq.

Carl Van Demark, Esq.

or to such other address, facsimile number or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date and recipient facsimile number or (C) provided by an overnight courier service shall be rebuttable

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evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iv) above, respectively. A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (iii) above.

24.                            Separate, Continuing Security Interests; Assignments under Transaction Documents.  This Agreement shall create a separate, continuing security interest in the Collateral in favor of each Secured Party and shall (a) remain in full force and effect until Satisfaction in Full of the Secured Obligations, (b) be binding upon the Grantor, and its permitted successors and permitted assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Parties and their respective successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Secured Party may, in accordance with the provisions of the Transaction Documents, assign or otherwise transfer all or any portion of its rights and obligations under the Transaction Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise. Upon Satisfaction in Full of the Secured Obligations, the Security Interests granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor or any other Person entitled thereto. At such time, the Collateral Agent will authorize the filing of appropriate termination statements to terminate such Security Interests.  No transfer or renewal, extension, assignment, or termination of this Agreement or any other Transaction Document, or any other instrument or document executed and delivered by the Grantor to the Collateral Agent or any Secured Party (or to the Collateral Agent on behalf of the Secured Parties) nor any additional loans made by any Secured Party to the Grantor, nor the taking of further security, nor the retaking or re-delivery of the Collateral to the Grantor, or any of them, by the Collateral Agent or any Secured Party, nor any other act of the Collateral Agent or  Secured Parties, or any of them, shall release the Grantor from any obligation, except a release or discharge executed in writing by the Collateral Agent.  The Collateral Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by the Collateral Agent and then only to the extent therein set forth. A waiver by the Collateral Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which the Collateral Agent would otherwise have had on any other occasion.

25.                            Governing Law; Jurisdiction; Service of Process; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper; provided, however, any suit seeking enforcement against any Collateral or other property may be brought, at any Secured Party’s option, in the courts of any jurisdiction where such Secured Party elects to bring such action or

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where such Collateral or other property may be found. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

26.                            Miscellaneous.

(a)                               This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Security Document mutatis mutandis.

(b)                              Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)                               Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)                             The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)                               The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. For clarification purposes, the Recitals are part of this Agreement.

(f)                                Unless the context of this Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by

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the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Transaction Document refer to this Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). “Satisfaction in Full of the Secured Obligations” shall mean the indefeasible payment in full in cash and discharge, or other satisfaction in accordance with the terms of the Transaction Documents and discharge, of all Secured Obligations in full (other than inchoate indemnity obligations which have not been reduced to a monetary amount and that survive in accordance with their terms). Any reference herein to any Person shall be construed to include such Person’s permitted successors and permitted assigns. Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

(g)                              All dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in The Wall Street Journal on the relevant date of calculation.

[signature pages follow]

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IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTOR:	RESONANT LLC, a California limited liability company

By:
Terry Lingren, Chief Executive Officer

COLLATERAL AGENT:

Daniel Landry, as Collateral Agent

SCHEDULE 1

COMMERCIAL TORT CLAIMS

N/A

SCHEDULE 2

REAL PROPERTY

Owned Real Property

N/A

Leased Real Property (used under a license from Superconductor Technologies Inc. rather than a formal lease)

460 Ward Drive, Suite D

Santa Barbara CA 93111

Chief Executive Office

460 Ward Drive, Suite D

Santa Barbara CA 93111

SCHEDULE 3

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

1.            State of Delaware

2.            State of California

SCHEDULE 4

ACCOUNTS

Deposit Accounts

The Company has the following bank accounts with Bank of the West:

1.	General Operating:	028026302

2.	Payroll:	028898825

3.	Money Market:	028026294

Securities Accounts

N/A

Exhibit C

SECURED SUBSIDIARY GUARANTY

This SECURED SUBSIDIARY GUARANTY (as amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), dated as of June 17, 2013, is made by and between Resonant LLC, a California limited liability company (the “Guarantor”), and Daniel Landry in his capacity as collateral agent for the Secured Parties (as defined below) (in such capacity, the “Collateral Agent”). The obligations of Guarantor under this Agreement are secured by a security interest over all of Guarantor’s assets granted to Collateral Agent pursuant to a Security Agreement by and between Guarantor and Collateral Agent dated as of the date hereof (the “Security Agreement”). Capitalized terms used but not defined herein have the meanings given such terms in the Security Agreement.

RECITALS

WHEREAS, Resonant Inc., a Delaware corporation of which Guarantor is a wholly-owned subsidiary (“Parent”), is issuing senior secured promissory notes (the “Notes”) under that certain Securities Purchase Agreement dated as of the date hereof (as such agreement may be amended, restated, supplemented, or otherwise modified from time to time, including all schedules and exhibits thereto, collectively, the “Securities Purchase Agreement”) by and among Parent and the purchasers of such Notes (such purchasers, the “Secured Parties”);

WHEREAS, the Secured Parties have made it a condition to their purchase of the Notes that Guarantor guaranty the obligations of Parent under the Notes as provided herein;

WHEREAS, Parent intends to use a portion of the proceeds from the sale of the Notes for the benefit of Guarantor, and Guarantor is therefore willing to provide such guaranty;

WHEREAS, the Secured Parties have appointed and authorized the Collateral Agent to execute this Agreement on their behalf and to hold the rights granted hereunder.

NOW, THEREFORE, in consideration of the premises hereof and in order to induce the Secured Parties to purchase the Notes, the Guarantor hereby agrees as follows:

Article I
AGREEMENT TO GUARANTEE OBLIGATIONS

Section 1.01               Guaranty. The Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety,

(a)                               the due and prompt payment by the Parent of:

(i)                                  the principal of and premium, if any, and interest at the rate specified in the Notes (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding (“Post-Petition Interest”)) on the Notes (including Post-Petition Interest), when and as due, whether at scheduled maturity, date set for prepayment, by acceleration or otherwise, and

(ii)                              all other monetary obligations of the Parent to the Secured Parties under the Notes, when and as due, including fees, costs, expenses (including, without limitation, fees and expenses of counsel incurred by the Secured Parties in enforcing any rights under this Agreement or the Notes), contract causes of action and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding);

(b)                              the due and prompt performance of all covenants, agreements, obligations and liabilities of the Parent under or in respect of the Notes; and

(c)                               the due and prompt payment and performance of all covenants, agreements, obligations and liabilities of the Guarantor under or in respect of this Agreement and the Notes, all such obligations in subsections (a) through (c), whether now or hereafter existing, being referred to collectively as the “Obligations.” The Guarantor further agrees that all or part of the Obligations may be increased, extended, substituted, amended, renewed or otherwise modified without notice to or consent from the Guarantor and such actions shall not affect the liability of the Guarantor hereunder. Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all amounts that constitute part of the Obligations and would be owed by Parent to the Secured Parties under or in respect of the Notes but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Parent.

Section 1.02               Limitation of Liability. Notwithstanding anything contained herein to the contrary, the Obligations of the Guarantor hereunder at any time shall be limited to the maximum amount as will result in the Obligations of the Guarantor under this Agreement not constituting a fraudulent transfer or conveyance for purposes of any debtor relief law to the extent applicable to this Agreement and the Obligations of the Guarantor hereunder.

Section 1.03               Reinstatement. The Guarantor agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time all or part of any payment of any Obligation is rescinded or must otherwise be returned by the creditor or any other Person upon the insolvency, bankruptcy or reorganization of the Parent or any other guarantor or otherwise.

Article II
GUARANTY ABSOLUTE AND UNCONDITIONAL; WAIVERS

Section 2.01               Guaranty Absolute and Unconditional; No Waiver of Obligations. The Guarantor guarantees that the Obligations will be paid in accordance with the terms of the Note, regardless of any law, regulation or order of any governmental authority now or hereafter in

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effect. The Obligations of the Guarantor hereunder are independent of the Obligations of the Parent under the Notes. A separate action may be brought against the Guarantor to enforce this Agreement, whether or not any action is brought against the Parent or any guarantor or whether or not the Parent or any other guarantor is joined in any such action. The liability of the Guarantor hereunder is irrevocable, continuing, absolute and unconditional and the Obligations of the Guarantor hereunder, to the fullest extent permitted by applicable law, shall not be discharged or impaired or otherwise affected by, and the Guarantor hereby irrevocably waives any defenses to enforcement it may have (now or in the future) by reason of:

(a)                               any illegality or lack of validity or enforceability of any Obligation or the Note;

(b)                              any change in the time, place or manner of payment of, or in any other term of, the Obligations, or any rescission, waiver, amendment or other modification of the Note;

(c)                               any taking, exchange, substitution, release, impairment or non-perfection of any collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for the Obligations;

(d)                             any manner of sale, disposition or application of proceeds of any collateral or other assets to all or part of the Obligations;

(e)                               any default, failure or delay, willful or otherwise, in the performance of the Obligations;

(f)                                any change, restructuring or termination of the corporate structure, ownership or existence of the Guarantor or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Parent or its assets or any resulting release or discharge of any Obligation;

(g)                              any failure of the Secured Parties or Collateral Agent to disclose to the Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Parent now or hereafter known to the Secured Parties or Collateral Agent; the Guarantor waiving any duty of the Secured Parties or Collateral Agent to disclose such information;

(h)                              the failure of the Secured Parties or the Collateral Agent to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of the Notes or otherwise;

(i)                                  any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Parent against the Secured Parties or Collateral Agent; or

(j)                                  any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Notes or any existence of or reliance on any representation by the Secured Parties or Collateral Agent that might vary the risk of the Guarantor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Guarantor or any other guarantor or surety.

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Section 2.02               Waivers and Acknowledgements.

(a)                               The Guarantor hereby unconditionally and irrevocably waives any right to revoke this Agreement and acknowledges that this Agreement is continuing in nature and applies to all presently existing and future Obligations.

(b)                              The Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of non-performance, default, acceleration, protest or dishonor and any other notice with respect to any of the Obligations and this Agreement and any requirement that the Secured Parties or Collateral Agent protect, secure, perfect or insure any Lien or any property subject thereto.

(c)                               The Guarantor hereby unconditionally and irrevocably waives any defense based on any right of set-off or recoupment or counterclaim against or in respect of the Obligations of the Guarantor hereunder.

Section 2.03               Agreement to Pay; Subrogation, Subordination. Without limiting any other right that the Secured Parties or Collateral Agent have at law or in equity against the Guarantor, if the Parent fails to pay any Obligation when and as due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor agrees to promptly pay the amount of such unpaid Obligations to the Collateral Agent in cash. Upon payment by the Guarantor of any sums to the Collateral Agent as provided herein, all of the Guarantor’s rights of subrogation, exoneration, contribution, reimbursement, indemnity or otherwise arising therefrom against the Parent or any other guarantor shall be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all Obligations.

Article III
MISCELLANEOUS

Section 3.01               Amendments. No term or provision of this Agreement may be waived, amended, supplemented or otherwise modified except in a writing signed by the Guarantor and the Collateral Agent.

Section 3.02               Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, if delivered personally; (b) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (c) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient) and (d) if sent by overnight courier service, one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

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(i)                                  If to Guarantor:

Resonant LLC

460 Ward Drive, Suite D

Santa Barbara CA 93111

Facsimile: NONE

E-mail: tlingren@resonantwireless.com

Attention: Chief Executive Officer

With copies (for informational purposes only) to:

460 Ward Drive, Suite D

Santa Barbara, CA 93111

Fax Number None

E-mail: dchristopher@resonantwireless.com

Attention: General Counsel; and

GTC Law Group CA LLP & Affiliates

Attention: Adam M. Klotz

Fax Number: (310) 496-1251

E-mail: aklotz@gtclawgroup.com

(ii)                              If to Collateral Agent to:

Daniel Landry

c/o MDB Capital

401 Wilshire Boulevard, Suite 1020

Santa Monica, CA 90401

Facsimile: (310) 526-5020

with a copy (for informational purposes only) to:

Golenbock Eiseman Assor Bell & Peskoe LLP

437 Madison Avenue, 40th Floor

New York, New York 10022

Facsimile:  (212) 754-0330

E-mail: ahudders@golenbock.com

             cvandemark@golenbock.com

Attention:      Andrew D. Hudders, Esq.

             Carl Van Demark, Esq.

or to such other address, facsimile number or e-mail address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation

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of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender’s facsimile machine containing the time, date and recipient facsimile number or (iii) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (d) above, respectively. A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (c) above.

Section 3.03               Continuing Guaranty; Assignment of the Note. This Agreement is a continuing guaranty and shall (a) remain in full force and effect until the payment in full in cash of the Obligations and all other amounts payable under this Agreement (the “Termination Date”), (b) be binding on the Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by the Collateral Agent and its successors and assigns. Neither party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that Collateral Agent (and each of its assignees) shall be free to assign this Agreement to any successor collateral agent appointed by the Secured Parties.

Section 3.04               Counterparts; Electronic Execution; Integration. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. This Agreement, the Notes and the Securities Purchase Agreement constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

Section 3.05               Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York and the laws of the United States applicable therein (without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction) and shall be treated in all respects as a New York contract.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the parties hereto have caused this Secured Subsidiary Guaranty to be executed as of the date first written above by their respective officers thereunto duly authorized.

Guarantor: Resonant LLC

By:
Name: Terry Lingren Title: Chief Executive Officer

AGREED TO AND ACCEPTED:

Daniel Landry, as Collateral Agent

Exhibit D

REGISTRATION RIGHTS AGREEMENT FOR INVESTORS

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of June 17, 2013, by and among Resonant Inc., a Delaware corporation (“Company”), and the persons listed on Schedule A hereto, referred to individually as a “Holder” and collectively as the “Holders”.

A.                                 In connection with the Securities Purchase Agreement by and among the parties hereto, dated as of June 17, 2013 (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell the Notes (as defined in the Securities Purchase Agreement) to the Holders, which Notes will be convertible into Conversion Shares (as defined in the Securities Purchase Agreement) in accordance with the terms of the Notes.

B.                                  To induce the Holders of the Notes to consummate the transactions contemplated by the Securities Purchase Agreement, the Company has agreed to provide to the Holders, and their assignees or successors in interest, certain rights for the registration for resale of the Conversion Shares by means of a Registration Statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws, pursuant to the terms of this registration rights agreement (“Agreement”).  Such Conversion Shares acquired by the Holders and their assignees or successors in interest, are referred to collectively as the “Registrable Securities”.

C.                                  Unless otherwise provided in this Agreement, capitalized terms used herein shall have the respective meanings set forth in Section 13 hereof.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

1.                                    Registration.

(a)                               Piggyback Registrations Rights.  If, at any time after the Company shall become subject to the periodic reporting obligations (“Reporting Company”) under the Securities and Exchange Act of 1934, as amended (“1934 Act”) through the date that is five years after the Company became such a Reporting Company, there is not an effective Registration Statement covering the Registrable Securities, and the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8, each as promulgated under the Securities Act, or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) then the Company shall send to the Holders a written notice of such determination at least twenty (20) days prior to the filing of any such Registration Statement and shall include in such Registration Statement all Registrable Securities for resale and offer on a continuous basis pursuant to Rule 415; provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration,

(ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities, (iii) each Holder is subject to confidentiality obligations with respect to any information gained in this process or any other material non-public information he, she or it obtains, (iv) each Holder or assignee or successor in interest is subject to all applicable laws relating to insider trading or similar restrictions; and (v) if all of the Registrable Securities of the Holders cannot be so included due to Commission Comments, then the Company may reduce, in accordance with the provisions of Section 1(c) hereof, the number of securities covered by such Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415.

(b)                              Initial Registration Statement.  The Company shall be required to include all Registrable Securities for resale and offer on a continuous basis pursuant to Rule 415 in the first Registration Statement filed after the date that it becomes subject to the reporting obligations of registered companies under the 1934 Act (“Initial Registration Statement”); provided, however, that if all of the Registrable Securities of the Holders cannot be so included due to Commission Comments, then the Company may reduce, in accordance with the provisions of Section 1(c) hereof, the number of securities covered by the Initial Registration Statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415.

(c)                               Cutback Provisions.  In the event all of the Registrable Securities cannot be included in a Registration Statement due to Commission Comments or underwriter cutbacks, the Company and the Holders agree that securities shall be removed from such Registration Statement in the following order until no further removal is required by Commission Comments or underwriter cutbacks:

(i)                                  First, any securities held by any former employee, consultant or affiliate of the Company shall be removed, pro rata based on the number of securities being registered for such former employees, consultants or affiliates held by all of the former employees of the Company and any of their affiliates and successors in interest, whether pursuant to agreement or otherwise and any other person with any registration rights outstanding on the date hereof;

(ii)                              Second, the securities held by MDB Capital Group LLC and its members and affiliates, if any, obtained solely by reason of providing services to the Company, which are being registered pursuant to any registration rights agreement or otherwise for clarity, any securities held by MDB Capital Group LLC or its affiliates which were acquired upon payment of a purchase price in cash or property will not be subject to this provision (c)(ii); and

(iii)                          Third, the Registrable Securities held by the Holders shall be removed, pro rata based on the number of Registrable Securities held by the Holders being registered, unless there are securities of other security holders included on the registration statement other than those specified in Sections 1(c)(ii) and (iii) above, in which case the Holders and the other security holders will have their respective securities being registered removed on a pro rata basis as if one group, based on the number of shares of Common Stock being requested and the number of shares of Common Stock that may be included on the registration statement.

(d)                              Mandatory Registrations.  In the event all of the Registrable Securities of the Holders are not included in a Registration Statement due to Commission Comments or underwriter cutbacks, the Company shall use commercially reasonable efforts to prepare and file an additional Registration Statement (the “Follow-up Registration Statement”) with the Commission within sixty (60) days following the effectiveness of the previously filed Registration Statement; provided, however, that the time period for filing the Follow-up Registration shall be extended to the extent that the Commission

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publishes written Commission Guidance or the Company receives written Commission Guidance which provides for a longer period before a Follow-up Registration Statement may be filed.   The Follow-up Registration Statement shall cover the resale of all of the Registrable Securities that were excluded from any previously filed Registration Statement.  In the event that all of the Registrable Securities have not been registered in a Registration Statement after the Follow-up Registration Statement has been declared effective, the Company shall use commercially reasonable efforts thereafter to register any remaining unregistered Registrable Securities, subject to the provisions of Section 1(e) hereof.

(e)                               Filing; Content.  Each Registration Statement, including the Initial or Follow-up Registration Statement, required hereunder shall contain the Plan of Distribution substantially similar to that attached hereto as Schedule B (which may be modified to respond to comments, if any, received from the Commission).  The Company shall cause any Registration Statement filed under this Section 1, including the Initial and Follow-up Registration Statement, to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) one year after its Effective Date (provided, however, the one year period shall be extended for any Grace Period), (ii) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, or (iii) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders pursuant to Rule 144  without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holder (“Effectiveness Period”). By 5:00 p.m. (New York City time) on the business day immediately following the Effective Date of a Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

(f)                                Termination of Registration Rights.  The registration rights afforded to the Holders under this Section 1 shall terminate on the earliest date when all Registrable Securities of the Holders either: (i) have been publicly sold by the Holders pursuant to a Registration Statement, (ii) have been covered by an effective Registration Statement which has been effective for an aggregate period of twenty four (24) months (whether or not consecutive), provided, however, the time period shall be calculated so as to exclude any Grace Period, or (iii) may be sold by the Holders pursuant to Rule 144 without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders.

2.                                    Demand Registration Rights.

(a)                               Demand Right.  Commencing on the date that is three (3) months after date on which the Company becomes a Reporting Company, the Holders as a group representing at least 50% of the Registrable Securities (a “Requesting Group”) shall have a separate one-time right, by written notice to the Company, signed by such Holders (the “Demand Notice”), to request the Company to register for resale all Registrable Securities included by the Requesting Group in the Demand Notice under and in accordance with the provisions of the Securities Act by filing with the Commission a Registration Statement covering the resale of such Registrable Securities (the “Demand Registration Statement”).  A copy of the Demand Notice also shall be provided by the Requesting Group to each of the other Holders, the failure of which, however, shall not in any way affect the rights of the Requesting Group pursuant to this Section 2(a). The Demand Registration Statement required hereunder shall be on any form of registration statement then available for the registration of the Registrable Securities.  The Company will

3

use its commercially reasonable efforts to file the Demand Registration Statement within 45 days of the receipt of the Demand Notice, provided if the Demand Notice is given within the 45 days after the prior fiscal year end, then the Company will use its reasonably commercial efforts to file the Demand Registration Statement within 90 days of the fiscal year end of the Company.  The Company shall use its commercially reasonable efforts to cause the Demand Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall keep the Demand Registration Statement continuously effective under the Securities Act until the earlier of (i) the date when all Registrable Securities have been sold pursuant to the Demand Registration Statement or an exemption from the registration requirements of the Securities Act; (ii) the date that the Holders can sell all of their Registrable Securities, pursuant to Rule 144; and (iii) two (2) years from the effective date of the Registration Statement.

(b)                              Inclusion of Other Registrable Shares and Cutback Provisions.  The Company may include, pursuant to the piggyback registration rights granted under this Agreement, the Registrable Shares of the other Holders subject to the provision of Section 1(c) hereof, except that under Section 1(c)(iii) , there will be no cutback of the Registrable Securities of the Requesting Group until the Holders who are included pursuant to the piggyback registration rights have been removed, and thereafter if any further Registrable Securities have to be removed then those of the Requesting Group will be removed pro rata. Notwithstanding the foregoing, if any other securities of any person other than the Holders or the Requesting Group are included on the Demand Registration Statement, such securities will be removed, if required pursuant to Commission Comments, after removal of the securities indicated in Section 1(c)(i) and before the securities indicated in Section 1(c)(ii), as such persons decide among themselves, and if there is no agreement at to such removal provided to the Company within a reasonable time, time being of the essence, then all the such securities will be removed.

3.                                    Registration Procedures. Whenever any Registrable Securities are to be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall have the following obligations:

(a)                               The Company shall prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective.

(b)                              The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Effectiveness Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement by reason of the Company filing a report on Forms 10-K, 10-Q or Current Report on Form 8-K, or any analogous report under the Securities Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Securities Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

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(c)                               The Company shall furnish to each Holder of Registrable Securities in any Registration Statement, without charge,  (i) promptly after the same is prepared and filed with the Commission at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by such seller, all exhibits and each preliminary Prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the Prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such seller may reasonably request), and (iii) such other documents, including copies of any preliminary or final Prospectus, as such seller may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such seller; provided, however that the Company shall not be required to furnish any document (other than a preliminary or final Prospectus) to a Holder to the extent such document is available on the Commission’s Electronic Data Gathering and Retrieval System.

(d)                              The Company shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by any seller of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Effectiveness Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Effectiveness Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

(e)                               The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Holder of any Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f)                                The Company shall notify each Holder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to such Holder (or such other number of copies as such Holder may reasonably request).

(g)                               The Company shall promptly notify each Holder in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to such Holder by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

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(h)                              If any Holder is required under applicable securities laws to be described in a Registration Statement as an underwriter, at the reasonable request of such Holder, the Company shall furnish to such Holder, on the date of the effectiveness of such Registration Statement and thereafter from time to time on such dates as such Holder may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Holder, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to such Holder.

(i)                                  If any Holder is required under applicable securities laws to be described in a Registration Statement as an underwriter, then at the request of such Holder in connection with such Holder’s due diligence requirements, the Company shall make available for inspection by (i) such Holder, (ii) such Holder’s legal counsel, and (iii) one firm of accountants or other agents retained by such Holder (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to such Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge.  Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow, and reasonably cooperate with, the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Holder) shall be deemed to limit any Holder’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j)                                  The Company shall hold in confidence and not make any disclosure of information concerning the Holders provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning any Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow, and reasonably cooperate with, such Holder, at such Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k)                              The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on any one of the different levels of the

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The NASDAQ Stock Market, or (iii) if, despite the Company’s best efforts to satisfy, the preceding clauses (i) and (ii) the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on the Over-the-Counter Bulletin Board for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority, Inc. (“FINRA”) as such with respect to such Registrable Securities.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

(l)                                  The Company shall cooperate with each Holder who holds Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as such Holder may reasonably request and registered in such names as such Holder may request.

(m)                          If requested by the Holders, the Company shall (i) as soon as practicable incorporate in a Prospectus supplement or post-effective amendment such information as the Holders reasonably request to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such Prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by the Holders holding any Registrable Securities.

(n)                              The Company shall use its reasonable commercial efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(o)                              The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

(p)                              The Company shall otherwise use its reasonable commercial efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(q)                              Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to each Holder whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit A and the Irrevocable Transfer Agent Instructions in the form attached hereto as Exhibit B.

(r)                                 Notwithstanding anything to the contrary herein, at any time after the Effective Date of a Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company

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shall promptly (i) notify each Holder in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to such Holder) and the date on which the Grace Period will begin, and (ii) notify each Holder in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed sixty (60) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of one hundred twenty (120) days and the first day of any Grace Period must be at least two (2) trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holders receive the notice referred to in clause (i) and shall end on and include the later of the date the Holders receive the notice referred to in clause (ii) and the date referred to in such notice.  The provisions of Section 3(e) hereof shall not be applicable during the period of any Allowable Grace Period.  Upon expiration of the Grace Period, the Company shall again be bound by Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of any Holder in connection with any sale of Registrable Securities with respect to which such Holder has entered into a contract for sale, and delivered a copy of the Prospectus included as part of the applicable Registration Statement (unless an exemption from such Prospectus delivery requirements exists), prior to such Holder’s receipt of the notice of a Grace Period and for which such Holder has not yet settled.

(s)                                In the event the number of shares available under any Registration Statement filed pursuant to this agreement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or a Holder’s allocated portion of the Registrable Securities pursuant to Sections 1(c) or 2(b), the Company shall amend such Registration Statement (if permissible), or file with the SEC a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the required number of Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises (but taking account of any SEC Staff position with respect to the date on which the Staff will permit such amendment to the Registration Statement and/or such new Registration Statement (as the case may be) to be filed with the SEC). The Company shall use its commercially reasonable efforts to cause such amendment to such Registration Statement and/or such new Registration Statement (as the case may be) to become effective as soon as practicable following the filing thereof with the SEC. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the applicable Registration Statement is less than the product determined by multiplying (i) the Registrable Securities as of such time by (ii) 0.90. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on conversion of the Notes (and such calculation shall assume that the Notes are then fully convertible into shares of Common Stock at the then-prevailing applicable Conversion Price).

(t)                                  Notwithstanding the obligations to register the Registrable Securities under Sections 1 and 2 above, if the Company furnishes to Holders requesting a registration pursuant to this Agreement a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to

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defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than forty-five (45) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period.

4.                                    Obligations of the Holders.

(a)                               At least five (5) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Holders in writing of the information the Company requires from each Holder if the Holder’s Registrable Securities are to be included in such Registration Statement.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of each Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)                              Each Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from such Registration Statement.

(c)                               Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(e) or 3(f), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Sections 3(e) or 3(f) or receipt of notice that no supplement or amendment is required.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of any Holder in connection with any sale of Registrable Securities with respect to which such Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Company of the happening of any event of the kind described in Sections 3(e) or 3(f) and for which such Holder has not yet settled.

(d)                              Each Holder covenants and agrees that it will comply with the Prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to a Registration Statement.

5.                                    Registration Expenses.  All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts, commissions and placement agent fees) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company.  Further, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

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6.                                    Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)                               To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act or the Securities Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a):  (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such Prospectus was timely made available by the Company pursuant to Section 3(c) and (ii) shall not be available to the extent such Claim is based on a failure of any Holder to deliver or to cause to be delivered the Prospectus made available by the Company, including a corrected Prospectus, if such Prospectus or corrected Prospectus was timely made available by the Company pursuant to Section 3(c); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by any Holder pursuant to Section 10.

(b)                              In connection with any Registration Statement in which any Holder is participating, each Holder, severally and not jointly, agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors,

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each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Securities Exchange Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act or the Securities Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Holder will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld or delayed; provided, further, however, that such Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by such Holder pursuant to Section 10.

(c)                               Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this

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Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)                              The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)                               The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.                                    Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:  (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement

8.                                    [Reserved]

9.                                    Reports under Securities Exchange Act.  With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration, once the Company becomes a Reporting Company, the Company shall use its reasonable commercial efforts to continue to be a Reporting Company for five years and further the Company agrees to:

(a)                               make and keep public information available, as those terms are understood and defined in Rule 144;

(b)                              file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)                               furnish to the Holder so long as the Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Securities Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration.

10.                            Assignment of Registration Rights.  The rights under this Agreement shall be automatically assignable by each Holder to any transferee of all or any portion (but not less than 1,000 shares or the equivalent thereof) of such Holder’s Registrable Securities if:  (i) such Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such

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transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is or might be restricted under the Securities Act and applicable state securities laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

11.                            Subsequent Registration Rights.  The Company agrees that after the date hereof and excluding any registration rights agreement with MDB Capital Group LLC or its members and affiliates, it will not, without obtaining the prior written consent of the Holders, grant to any person any registration right or proceed to register any securities of any person unless it provides in such agreement or registration that any securities being registered under such agreement or registration will be subject to the cutback provisions of this Agreement as provided in Section 1(c), so long as in the case of Section 1(c) such subsequent holders of registration rights will be treated in the same manner as the Holders, on a pro rata basis, and Section 2(b) where they will be removed only prior to the Holders making the registration statement demand.

12.                            Amendment of Registration Rights.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Requisite Holders (as that term is defined in the Notes); provided, however, that no such amendment or waiver may treat one Holder more adversely than any other Holder without the consent of such adversely treated Holder and provided, further, that no such amendment or waiver may treat one Holder more beneficially than any other Holder.

13.                            Definitions.

(a)                               “Commission” means the Securities and Exchange Commission.

(b)                              “Commission Comments” means written comments pertaining solely to Rule 415 which are received by the Company from the Commission, and a copy of which shall have been provided by the Company to the Holders, to a filed Registration Statement which limit the amount of shares which may be included therein to a number of shares which is less than such amount sought to be included thereon as filed with the Commission.

(c)                               “Commission Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff, and (ii) the Securities Act.

(d)                              “Common Stock” means the common stock, $0.001 par value per share, of the Company.

(e)                               “Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

(f)                                “Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(g)                               “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated

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under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(h)                              “Registrable Securities” means (i) the maximum number of Conversion Shares issuable to the Holder or its assignees or successor in interest and (ii) any other shares of Common Stock or any other securities issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization.

(i)                                  “Registration Statement” means any registration statement (including, without limitation, the Initial Registration Statement and the Follow-up Registration Statement) required to be filed hereunder (which, at the Company’s option, may be an existing registration statement of the Company previously filed with the Commission, but not declared effective), including (in each case) the Prospectus, amendments and supplements to the Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the Registration Statement.

(j)                                  “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration.

(k)                              “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(l)                                  “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(m)                          “Securities Act” means the Securities Act of 1933, as amended from time to time.

(n)                              “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

14.                            Miscellaneous.

(a)                               A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

(b)                              Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in

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each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Resonant Inc.

460 Ward Drive, Suite D

Santa Barbara CA 93111

Facsimile: NONE

E-mail: tlingren@resonantwireless.com
Attention: Chief Executive Officer

With copies (for informational purposes only) to:

460 Ward Drive, Suite D

Santa Barbara, CA 93111

Fax Number None

E-mail: dchristopher@resonantwireless.com
Attention: General Counsel; and

GTC Law Group CA LLP & Affiliates

Attention: Adam M. Klotz

Fax Number: (310) 496-1251

E-mail: aklotz@gtclawgroup.com

If to any Holder, at the address for such Holder on the records of the Company, which may include the information on Schedule A hereto.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c)                               Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)                              All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives,

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and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)                               This Agreement and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f)                                Subject to the requirements of Section 10, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g)                               The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)                              This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.  This Agreement may also be executed by electronic signature of such Person.

(i)                                  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)                                  All consents,  determinations and other actions required to be given, made or taken by the Holders pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Holders holding a majority of the Registrable Securities, and shall when so given, made or taken be binding upon all of the Holders .

(k)                              The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l)                                  This Agreement is intended for the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

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(m)                          The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no provision of this Agreement is intended to confer any obligations on a Holder vis-à-vis any other Holder.  Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

(n)                              Currency.  As used herein, “Dollar”, “US Dollar” and “$” each mean the lawful money of the United States.

[signature pages follow immediately]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

RESONANT INC.

By:
Terry Lingren, CEO

HOLDERS:

PRINT NAME:

SIGNATURE:

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[Transfer Agent]

[Address]

Attention:

Re:                                         (“Company”)

Ladies and Gentlemen:

[We are][I am] counsel to                   , a                    corporation (the “Company”), and have represented the Company in connection with that certain Registration Rights Agreement with                            (the “Holder”) (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act of 1933, as amended (the “1933 Act”).  In connection with the Company’s obligations under the Registration Rights Agreement, on                                , 200_, the Company filed a Registration Statement on Form S-[1] (File No. 333-                          ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names the Holder as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable under the Securities Act of 1933, as amended, by the Holder pursuant to the Registration Statement, so long as such Registration Statement remains in effect and has not been suspended.  You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated                       , 200_.

Very truly yours,

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EXHIBIT B

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                     , 2013

[Addressed to Transfer Agent]

Attention:                                  [                                                ]

Ladies and Gentlemen:

Reference is made to that certain Registration Rights Agreement, dated as of                                   , 2013 (the “Agreement”), by and among                             , a                            corporation (the “Company”), and                                                    (the “Holder”), pursuant to which the Company is obligated to register the Holders shares (the “Common Shares”) of Common Stock of the Company, par value $           per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon transfer or resale of the Common Shares.

You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement covering resales of the Common Shares has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) sales of the Common Shares may be made in conformity with Rule 144 under the 1933 Act (“Rule 144”), (b) if applicable, a copy of such registration statement, and (c) notice from legal counsel to the Company or any Holder that a transfer of Common Shares has been effected either pursuant to the registration statement (and a prospectus delivered to the transferee) or pursuant to Rule 144, then as promptly as practicable, you shall issue the certificates representing the Common Shares registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Common Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Common Shares and are not registered for resale under the 1933 Act or able to be sold under Rule 144, then the certificates for such Common Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID

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ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Common Shares has been declared effective by the SEC under the 1933 Act is attached hereto.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.  Should you have any questions concerning this matter, please contact me at                         .

Very truly yours,

(“Company”)

By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE

ACKNOWLEDGED AND AGREED TO

this        day of                                 , 2013

[TRANSFER AGENT]

By:
Name:
Title:

Enclosures

Copy: Holder

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SCHEDULE A

LIST OF HOLDERS

5

SCHEDULE B

SELLING STOCKHOLDERS

The shares of common stock being offered by the selling stockholders are those issuable to the selling stockholders upon conversion of the notes and exercise of the warrants. For additional information regarding the issuance of the notes and the warrants, see “Private Placement of Notes” above. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the notes and the warrants issued pursuant to and in connection with the Securities Purchase Agreement, and our engagement of MDB Capital Group LLC as a placement agent for the private placement and our engagement of an affiliate of MDB Capital Group LLC as a consultant in respect of our patents and intellectual property the selling stockholders have not had any material relationship with us within the past three years. [Adjust as necessary, according to the facts.]

The table below lists the selling stockholders and other information regarding the beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) of the shares of common stock held by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by the selling stockholders, based on their respective ownership of shares of common stock, notes and warrants, as of                 , 20    , assuming conversion of the notes and exercise of the warrants held by each such selling stockholder on that date but taking account of any limitations on conversion and exercise set forth therein.

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders and does not take into account any limitations on (i) conversion of the notes set forth therein or (ii) exercise of the warrants set forth therein.

In accordance with the terms of a registration rights agreement with the holders of the notes and the warrants, this prospectus generally covers the resale of [133%] of the sum of (i) the maximum number of shares of common stock issuable upon conversion of the notes and (ii) the maximum number of shares of common stock issuable upon exercise of the warrants, in each case, determined as if the outstanding notes and warrants were converted or exercised (as the case may be) in full (without regard to any limitations on conversion or exercise contained therein) as of the trading day immediately preceding the date this registration statement was initially filed with the SEC. Because the conversion price of the notes and the exercise price of the warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

Under the terms of the notes, a selling stockholder may not convert the notes to the extent (but only to the extent) such selling stockholder or any of its affiliates would beneficially own a number of shares of our common stock which would exceed 4.9%. The number of shares in the second column reflects these limitations. The selling stockholders may sell all, some or none of their shares in this offering.  See “Plan of Distribution.”

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Name of Selling Stockholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering

(1)

PLAN OF DISTRIBUTION

We are registering the shares of common stock issuable upon conversion of the notes and exercise of the warrants to permit the resale of these shares of common stock by the holders of the notes and warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock held by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

•                 on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•                 in the over-the-counter market;

•                 in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•                 through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;

•                 ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                 block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                 purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                 an exchange distribution in accordance with the rules of the applicable exchange;

•                 privately negotiated transactions;

•                 short sales made after the date the Registration Statement is declared effective by the SEC;

•                 broker-dealers may agree with a selling securityholder to sell a specified number of such shares at a stipulated price per share;

•                a combination of any such methods of sale; and

•                 any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares of common stock under Rule 144 promulgated under the Securities Act of 1933, as amended, if available, rather than under this prospectus. In addition, the selling stockholders may transfer the shares of common stock by other means not described in this prospectus. If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the notes, warrants or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed, which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or re-allowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

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We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act in accordance with the registration rights agreements or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreements or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

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